                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)       August 16, 1999
                                                --------------------------------

--------------------------------------------------------------------------------

         FCC National Bank on Behalf of First Chicago Master Trust II
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                   1 of 100
                            Exhibit Index on Page 5

Item 5.   Other Events.
------

     The Registrant's hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.


Item 7.   Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             Floating Rate Asset Backed
             Certificates Series 1994-J, Floating Rate
             Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate
             Credit Card Certificates Series 1995-M, Floating Rate
             Credit Card Certificates Series 1995-N, Floating Rate
             Credit Card Certificates Series 1995-O, Floating Rate
             Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating
             Rate Asset Backed Certificates Series 1996-R,
             Floating Rate Asset Backed Certificates Series 1996-S, Floating Rate Asset Backed Certificates Series 1997-T, Floating Rate Asset Backed Certificates Series 1997-U, Floating Rate Asset Backed Certificates Series 1998-V, Floating Rate Asset Backed Certificates Series 1999-W, and Floating Rate Asset Backed Certificates Series 1999-X.
       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

                                   2 of 100

       28C.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28D.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28J. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28K. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

       28L. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T.

       28M. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-V.

       28O. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-W.

       28P. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-X.

                                   3 of 100

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FCC NATIONAL BANK
                               ----------------------------------


Date: August 16, 1999        By  /s/  Sharon A. Renchof
                               --------------------------------
                               Title: Assistant Secretary

                                   4 of 100

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  Floating Rate Asset Backed
                  Certificates Series 1994-J, Floating Rate
                  Credit Card Certificates Series 1994-K, 7.15%
                  Credit Card Certificates Series 1994-L,
                  Floating Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R, Floating Rate Asset Backed
                  Certificates Series 1996-S,
                  Floating Rate Asset Backed Certificates Series 1997-T, Floating Rate Asset Backed Certificates Series 1997-U, Floating Rate Asset Backed Certificates Series 1998-V, Floating Rate Asset Backed Certificates Series 1999-W and Floating Rate Asset Backed Certificates Series 1999-X

                                   5 of 100

  28B.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1994-J.

  28C.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1994-K.

  28D.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II 7.15% Credit Card
           Certificates Series 1994-L.

  28E.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-M.

  28F.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-N.

  28G.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-O.

  28H.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-P.

  28I.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-Q.

  28J.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-R.

  28K.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-S.

  28L.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T.

  28M.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-U.

  28N.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1998-V.

  28O.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1999-W.

  28P.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1999-X.

                                   6 of 100

                                                                     EXHIBIT 28A


                        MONTHLY SERVICER'S CERTIFICATE

                               FCC National Bank

     ---------------------------------------------------------------------

                         First Chicago Master Trust II
                                August 6, 1999

     ---------------------------------------------------------------------


The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Pooling and Servicing Agreement"), by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

     2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing Agreement.

     3.   The undersigned are Servicing Officers.

     4.   The aggregate amount of Collections processed for the Due Period for
          this Distribution Date was equal to  . . . . . . . . . . . . . . . . . . . . .    $4,664,504,167.16

     5.   (a) The aggregate amount of such Collections allocated to Principal
          Receivables for the Due Period for this Distribution Date was equal
          to . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $4,422,337,022.67

          (b) The aggregate amount of such Collections allocated to Finance
          Charge Receivables for the Due Period for this Distribution Date was
          equal to . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $242,167,144.49

     6.   (a) The aggregate Interchange Amount (which will be included as Finance
          Charge Receivables for all Series) for this Distribution Date was equal
          to . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $61,123,750.49

          (b) The aggregate Net Recoveries Amount (which will be included as Finance
          Charge Receivables for all Series) for this Distribution Date was equal to . .       $12,629,898.75


     7.   The Invested Percentage of Collections allocated to Principal Receivables for the Due Period was equal to for:

               Series 1994 - J  . . . . . . . . . . . . . . . . . . . . . . . . . .               3.100%
               Series 1994 - K  . . . . . . . . . . . . . . . . . . . . . . . . . .               3.100%
               Series 1994 - L  . . . . . . . . . . . . . . . . . . . . . . . . . .               3.100%
               Series 1995 - M  . . . . . . . . . . . . . . . . . . . . . . . . . .               3.543%
               Series 1995 - N  . . . . . . . . . . . . . . . . . . . . . . . . . .               3.543%
               Series 1995 - O  . . . . . . . . . . . . . . . . . . . . . . . . . .               3.543%
               Series 1995 - P  . . . . . . . . . . . . . . . . . . . . . . . . . .               3.543%
               Series 1996 - Q  . . . . . . . . . . . . . . . . . . . . . . . . . .               6.377%
               Series 1996 - R  . . . . . . . . . . . . . . . . . . . . . . . . . .               2.834%
               Series 1996 - S  . . . . . . . . . . . . . . . . . . . . . . . . . .               4.960%
               Series 1997 - T  . . . . . . . . . . . . . . . . . . . . . . . . . .               4.251%
               Series 1997 - U  . . . . . . . . . . . . . . . . . . . . . . . . . .               2.834%
               Series 1998 - V  . . . . . . . . . . . . . . . . . . . . . . . . . .               7.085%
               Series 1999 - W  . . . . . . . . . . . . . . . . . . . . . . . . . .               5.314%
               Series 1999 - X  . . . . . . . . . . . . . . . . . . . . . . . . . .               5.314%

                                   7 of 100

     8.   The Invested Percentage of Collections allocated to Finance Charge Receivables for the Due Period was equal to for:
               Series 1994 - J  . . . . . . . . . . . . . . . . . . . . . . . . . .                    1.033%
               Series 1994 - K  . . . . . . . . . . . . . . . . . . . . . . . . . .                    1.808%
               Series 1994 - L  . . . . . . . . . . . . . . . . . . . . . . . . . .                    1.808%
               Series 1995 - M  . . . . . . . . . . . . . . . . . . . . . . . . . .                    3.543%
               Series 1995 - N  . . . . . . . . . . . . . . . . . . . . . . . . . .                    0.855%
               Series 1995 - O  . . . . . . . . . . . . . . . . . . . . . . . . . .                    3.543%
               Series 1995 - P  . . . . . . . . . . . . . . . . . . . . . . . . . .                    3.543%
               Series 1996 - Q  . . . . . . . . . . . . . . . . . . . . . . . . . .                    6.377%
               Series 1996 - R  . . . . . . . . . . . . . . . . . . . . . . . . . .                    2.356%
               Series 1996 - S  . . . . . . . . . . . . . . . . . . . . . . . . . .                    4.960%
               Series 1997 - T  . . . . . . . . . . . . . . . . . . . . . . . . . .                    4.251%
               Series 1997 - U  . . . . . . . . . . . . . . . . . . . . . . . . . .                    2.834%
               Series 1998 - V  . . . . . . . . . . . . . . . . . . . . . . . . . .                    7.085%
               Series 1999 - W  . . . . . . . . . . . . . . . . . . . . . . . . . .                    5.314%
               Series 1999 - X  . . . . . . . . . . . . . . . . . . . . . . . . . .                    5.314%

     9.   The Invested Percentage with respect to the Investor Default Amount for the
          Due Period was equal to for:
               Series 1994 - J  . . . . . . . . . . . . . . . . . . . . . . . . . .                    1.033%
               Series 1994 - K  . . . . . . . . . . . . . . . . . . . . . . . . . .                    1.808%
               Series 1994 - L  . . . . . . . . . . . . . . . . . . . . . . . . . .                    1.808%
               Series 1995 - M  . . . . . . . . . . . . . . . . . . . . . . . . . .                    3.543%
               Series 1995 - N  . . . . . . . . . . . . . . . . . . . . . . . . . .                    0.855%
               Series 1995 - O  . . . . . . . . . . . . . . . . . . . . . . . . . .                    3.543%
               Series 1995 - P  . . . . . . . . . . . . . . . . . . . . . . . . . .                    3.543%
               Series 1996 - Q  . . . . . . . . . . . . . . . . . . . . . . . . . .                    6.377%
               Series 1996 - R  . . . . . . . . . . . . . . . . . . . . . . . . . .                    2.356%
               Series 1996 - S  . . . . . . . . . . . . . . . . . . . . . . . . . .                    4.960%
               Series 1997 - T  . . . . . . . . . . . . . . . . . . . . . . . . . .                    4.251%
               Series 1997 - U  . . . . . . . . . . . . . . . . . . . . . . . . . .                    2.834%
               Series 1998 - V  . . . . . . . . . . . . . . . . . . . . . . . . . .                    7.085%
               Series 1999 - W  . . . . . . . . . . . . . . . . . . . . . . . . . .                    5.314%
               Series 1999 - X  . . . . . . . . . . . . . . . . . . . . . . . . . .                    5.314%

     10.  The aggregate amount of drawings or payments, if any, under the Enhancement, if any, required to be made on the next succeeding Distribution Date is equal to for:
               Series 1994 - J  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1994 - K  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1994 - L  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1995 - M  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1995 - N  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1995 - O  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1995 - P  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1996 - Q  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1996 - R  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1996 - S  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1997 - T  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1997 - U  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1998 - V  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1999 - W  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1999 - X  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00

                                   8 of 100

     11.  The amount of interest due on the Cash Collateral Account loan, if applicable, required to be paid on the next Distribution Date is equal to for:
               Series 1994 - J  . . . . . . . . . . . . . . . . . . . . . . . . . .                 $4,813.19
               Series 1994 - K  . . . . . . . . . . . . . . . . . . . . . . . . . .                $14,901.82
               Series 1994 - L  . . . . . . . . . . . . . . . . . . . . . . . . . .                 $9,082.86
               Series 1995 - M  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1995 - N  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1995 - O  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1995 - P  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1996 - Q  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1996 - R  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1996 - S  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1997 - T  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1997 - U  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1998 - V  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1999 - W  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1999 - X  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00

     12.  The amount of Monthly Servicing Fee required to be paid on the next succeeding Distribution Date is equal to for:
               Series 1994 - J  . . . . . . . . . . . . . . . . . . . . . . . . . .               $277,777.78
               Series 1994 - K  . . . . . . . . . . . . . . . . . . . . . . . . . .               $486,111.11
               Series 1994 - L  . . . . . . . . . . . . . . . . . . . . . . . . . .               $486,111.11
               Series 1995 - M  . . . . . . . . . . . . . . . . . . . . . . . . . .               $952,380.95
               Series 1995 - N  . . . . . . . . . . . . . . . . . . . . . . . . . .               $229,837.60
               Series 1995 - O  . . . . . . . . . . . . . . . . . . . . . . . . . .               $952,380.95
               Series 1995 - P  . . . . . . . . . . . . . . . . . . . . . . . . . .               $952,380.95
               Series 1996 - Q  . . . . . . . . . . . . . . . . . . . . . . . . . .             $1,714,285.71
               Series 1996 - R  . . . . . . . . . . . . . . . . . . . . . . . . . .               $633,452.61
               Series 1996 - S  . . . . . . . . . . . . . . . . . . . . . . . . . .             $1,333,333.34
               Series 1997 - T  . . . . . . . . . . . . . . . . . . . . . . . . . .             $1,142,857.14
               Series 1997 - U  . . . . . . . . . . . . . . . . . . . . . . . . . .               $761,904.77
               Series 1998 - V  . . . . . . . . . . . . . . . . . . . . . . . . . .             $1,904,761.90
               Series 1999 - W  . . . . . . . . . . . . . . . . . . . . . . . . . .             $1,428,571.43
               Series 1999 - X  . . . . . . . . . . . . . . . . . . . . . . . . . .             $1,428,571.43

     13.  The aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest is equal to for:
               Series 1994 - J  . . . . . . . . . . . . . . . . . . . . . . . . . .               $801,111.11
               Series 1994 - K  . . . . . . . . . . . . . . . . . . . . . . . . . .             $1,393,518.52
               Series 1994 - L  . . . . . . . . . . . . . . . . . . . . . . . . . .             $1,737,847.22
               Series 1995 - M  . . . . . . . . . . . . . . . . . . . . . . . . . .             $2,764,444.45
               Series 1995 - N  . . . . . . . . . . . . . . . . . . . . . . . . . .               $657,043.31
               Series 1995 - O  . . . . . . . . . . . . . . . . . . . . . . . . . .             $2,766,666.66
               Series 1995 - P  . . . . . . . . . . . . . . . . . . . . . . . . . .             $2,738,095.24
               Series 1996 - Q  . . . . . . . . . . . . . . . . . . . . . . . . . .             $4,882,857.14
               Series 1996 - R  . . . . . . . . . . . . . . . . . . . . . . . . . .             $1,786,993.18
               Series 1996 - S  . . . . . . . . . . . . . . . . . . . . . . . . . .             $3,809,737.25
               Series 1997 - T  . . . . . . . . . . . . . . . . . . . . . . . . . .             $3,227,047.62
               Series 1997 - U  . . . . . . . . . . . . . . . . . . . . . . . . . .             $2,170,158.74
               Series 1998 - V  . . . . . . . . . . . . . . . . . . . . . . . . . .             $5,618,398.54
               Series 1999 - W  . . . . . . . . . . . . . . . . . . . . . . . . . .             $4,116,735.80
               Series 1999 - X  . . . . . . . . . . . . . . . . . . . . . . . . . .             $4,138,463.68

                                   9 of 100

     14.  The aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of principal is equal to for:
               Series 1994 - J  . . . . . . . . . . . . . . . . . . . . . . . . . .            $41,666,666.67
               Series 1994 - K  . . . . . . . . . . . . . . . . . . . . . . . . . .            $41,666,666.67
               Series 1994 - L  . . . . . . . . . . . . . . . . . . . . . . . . . .            $41,666,666.67
               Series 1995 - M  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1995 - N  . . . . . . . . . . . . . . . . . . . . . . . . . .            $48,169,556.67
               Series 1995 - O  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1995 - P  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1996 - Q  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1996 - R  . . . . . . . . . . . . . . . . . . . . . . . . . .            $38,535,646.33
               Series 1996 - S  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1997 - T  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1997 - U  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1998 - V  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1999 - W  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00
               Series 1999 - X  . . . . . . . . . . . . . . . . . . . . . . . . . .                     $0.00

     15.  The excess, if any, of the First Chicago Amount over the Aggregate
          Principal Receivables required to be maintained pursuant to the
          Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              $6,058,192,753.17

     16.  The First Chicago Amount for the Due Period divided by Aggregate
          Principal Receivables for the Due Period . . . . . . . . . . . . . . . . . .                      45.375%

     17.  The Minimum First Chicago Interest Percentage  . . . . . . . . . . . . . . .                       7.000%

     18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.
          02(a) of the Agreement, if applicable.

     19.  As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the obligation of the Servicer under the
          Pooling and Servicing Agreement has occurred or is continuing except as
          follows:                                                                                            NONE

     20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

     21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

     22.  During the preceding calendar month, the number of newly - originated
          Accounts was . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      24,831

          IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.

                                               FCC National Bank
                                                  as Servicer


                                     By:  /s/  James A. Harwood
                                     __________________________________________
                                     James A. Harwood
                                     Servicing Officer


                                     By:  /s/  Mary Vach
                                     __________________________________________
                                     Mary Vach
                                     Servicing Officer


                                   10 of 100

                                                                     Exhibit 28B

             CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                       FCC NATIONAL BANK

          ------------------------------------------------

                   FIRST CHICAGO MASTER TRUST II
                          Series 1994 - J
                          August 6, 1999

          ------------------------------------------------

        Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - J Supplement dated as of May 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


   A. Information Regarding the Current Distribution
      ----------------------------------------------
      (Stated on the Basis of $1,000 Original Principal Amount).
      ----------------------------------------------------------

      1. The total amount of the distribution to
         Series 1994 - J Certificateholders on the
         Payment Date per $1,000 interest . . . . . . . . . .           $84.936


      2. The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the Series 1994 - J Certificates,
         per $1,000 interest  . . . . . . . . . . . . . . . .           $83.333


      3. The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Series 1994 - J Certificates, per $1,000
         interest . . . . . . . . . . . . . . . . . . . . . .            $1.602

                                   11 of 100

   B.  Information Regarding the Performance of the Trust.
       ---------------------------------------------------

      1.  Collections of Receivables.
          ---------------------------

      a.  The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series . . . . . .   $856,665,058.47

      b.  The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1994 - J Certificates  . . . . . . . . .   $140,178,225.26

      c.  The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of the Series 1994 - J
          Certificates, per $1,000 interest . . . . . . . . .          $280.356

      d.  Excess Finance Charge Collections allocated
          in respect of the Series 1994 - J Certificates,
          if any . . . . . . . . . . . . . . . . . . . . . .              $0.00

      e.  Excess Principal Collections allocated in
          respect of the Series 1994 - J Certificates,
          if any . . . . . . . . . . . . . . . . . . . . . .              $0.00

      2.  Receivables in Trust.
          ---------------------

      a.  Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series) . . . . . $16,129,621,329.17

      b.  The amount of Principal Receivables in
          the Trust represented by the Series 1994 - J
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date. . . . . . . . . . . . . . . . .    $166,666,666.64

      c.  The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1994 - J Certificates for the Due
          Period with respect to the current
          Distribution Date  . . . . . . . . . . . . . . . .             1.033%

      d.  The Invested Percentage with respect to
          Principal Receivables for the Series 1994 - J
          Certificates for the Due Period with respect
          to the current Distribution Date . . . . . . . . .             3.100%

                                   12 of 100

      3.  Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date . . . . . . . . . . . . . . . . . . . . . . .    $834,622,329.98

      4.  Investor Default Amount.
          ------------------------

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - J
          Certificates (the "Investor Default Amount).

      a.  Investor Default Amount  . . . . . . . . . . . . .        $910,240.12

      b.  Recoveries . . . . . . . . . . . . . . . . . . . .        $130,504.20

      c.  Net Default Receivables  . . . . . . . . . . . . .        $779,735.92

      5.  Investor Charge-offs.
          ---------------------

      a.  The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date  . . . . . . . . . . . . . . . .              $0.00

      b.  The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1994 - J Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date . . . . . . . . .              $0.00

      6.  Monthly Servicing Fee.
          ----------------------

      a.  The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date. . . . . . . . . . .        $104,166.67

      b.  The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . . . . . . . .        $173,611.11

      7.  Available Cash Collateral Amount.
          ---------------------------------

      a.  The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount"). . . . . . . . . . . . .              $0.00

                                   13 of 100

      b.  The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period . . . . . . . . . . . . . . . . . . . . . .     $21,666,666.66


      c.  The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1994 - J
          Certificates as of such Due Period . . . . . . . .            13.000%

   C.  The Pool Factor.
       ----------------

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holders's Certificate by the Pool Factor  . . . .        24.99999999%

   D.  Deficit Controlled Amortization Amount.
       ---------------------------------------

       1. The Deficit Controlled Amortization Amount
          for the preceding Due Period  . . . . . . . . . .               $0.00


                            FCC National Bank,
                            Servicer


                                    /s/ James A. Harwood
                            By  _______________________________________________

                            Title:       Vice President

                                   14 of 100

                                                                     Exhibit 28C


             CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                          FCC NATIONAL BANK

           ----------------------------------------------

                   FIRST CHICAGO MASTER TRUST II
                          Series 1994 - K
                          August 6, 1999

           ----------------------------------------------

        Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - K Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


   A.  Information Regarding the Current Distribution
       ----------------------------------------------
       (Stated on the Basis of $1,000 Original Principal Amount).
       ----------------------------------------------------------

       1. The total amount of the distribution to
          Series 1994 - K Certificateholders on the
          Payment Date per $1,000 interest . . . . . . . . . .          $86.120


       2. The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Series 1994 - K Certificates,
          per $1,000 interest  . . . . . . . . . . . . . . . .          $83.333


       3. The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Series 1994 - K Certificates, per $1,000
          interest . . . . . . . . . . . . . . . . . . . . . .           $2.787

                                   15 of 100

   B.  Information Regarding the Performance of the Trust.
       ---------------------------------------------------

       1.  Collections of Receivables.
           ---------------------------

       a.  The aggregate amount of Collections of
           Receivables processed for the Due Period
           with respect to the current Distribution
           Date which were allocated in respect of
           the Investor Certificates of all Series . . . . .    $856,665,058.47

       b.  The aggregate amount of Collections of
           Receivables processed for the Due Period
           with respect to the current Distribution
           Date which were allocated in respect of
           the Series 1994 - K Certificates  . . . . . . . .    $142,496,313.67

       c.  The amount of Collections of Receivables
           processed for the Due Period with respect
           to the current Distribution Date which were
           allocated in respect of the Series 1994 - K
           Certificates, per $1,000 interest . . . . . . . .           $284.993

       d.  Excess Finance Charge Collections allocated
           in respect of the Series 1994 - K Certificates,
           if any. . . . . . . . . . . . . . . . . . . . . .              $0.00

       e.  Excess Principal Collections allocated in
           respect of the Series 1994 - K Certificates,
           if any  . . . . . . . . . . . . . . . . . . . . .              $0.00

       2.  Receivables in Trust.
           ---------------------

       a.  Aggregate Principal Receivables for the
           Due Period with respect to the current
           Distribution Date (which reflects the
           Principal Receivables represented by the
           Exchangeable Seller's Certificate and by
           the Investor Certificates of all Series)  . . . . $16,129,621,329.17

       b.  The amount of Principal Receivables in
           the Trust represented by the Series 1994 - K
           Certificates (the "Invested Amount") for
           the Due Period with respect to the current
           Distribution Date . . . . . . . . . . . . . . . .    $291,666,666.65

       c.  The Invested Percentage with respect to
           Finance Charge Receivables (including
           Interchange) and Defaulted Receivables for
           the Series 1994 - K  Certificates for the Due
           Period with respect to the current
           Distribution Date . . . . . . . . . . . . . . . .             1.808%

       d.  The Invested Percentage with respect to
           Principal Receivables for the Series 1994 - K
           Certificates for the Due Period with respect
           to the current Distribution Date  . . . . . . . .             3.100%


                                   16 of 100

      3.  Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date . . . . . . . . . . . . . . . . . . . . . . .    $834,622,329.98

      4.  Investor Default Amount.
          ------------------------

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - K
          Certificates (the "Investor Default Amount").

      a.  Investor Default Amount  . . . . . . . . . . . . .      $1,592,920.22

      b.  Recoveries . . . . . . . . . . . . . . . . . . . .        $228,382.33

      c.  Net Default Receivables  . . . . . . . . . . . . .      $1,364,537.89

      5.  Investor Charge-offs.
          ---------------------

      a.  The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date  . . . . . . . . . . . . . . . .              $0.00

      b.  The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1994 - K Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date . . . . . . . . .              $0.00

      6.  Monthly Servicing Fee.
          ----------------------

      a.  The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date  . . . . . . . . . .        $182,291.67

      b.  The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . . . . . . . .        $303,819.44

      7.  Available Cash Collateral Amount.
          ---------------------------------

      a.  The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount"). . . . . . . . . . . . .              $0.00


                                   17 of 100

      b.  The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period . . . . . . . . . . . . . . . . . . . . . .     $42,291,666.66

      c.  The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1994 - K
          Certificates as of such Due Period . . . . . . . .            14.500%

   C.  The Pool Factor.
       ----------------

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor  . . . . .       50.00000000%

   D.  Deficit Controlled Amortization Amount.
       ---------------------------------------

       1. The Deficit Controlled Amortization Amount
          for the preceding Due Period . . . . . . . . . . .              $0.00


                            FCC National Bank,
                            Servicer


                                      /s/ James A. Harwood
                            By  _______________________________________________

                            Title:        Vice President


                                   18 of 100

                                                                     Exhibit 28D


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

                ----------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - L
                                August 6, 1999

                ----------------------------------------------

       Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - L Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

   A.  Information Regarding the Current Distribution
       ----------------------------------------------
       (Stated on the Basis of $1,000 Original Principal Amount).
       ----------------------------------------------------------

       1. The total amount of the distribution to
          Series 1994 - L Certificateholders on the
          Payment Date per $1,000 interest . . . . . . . . . .          $86.809

       2. The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Series 1994 - L Certificates,
          per $1,000 interest  . . . . . . . . . . . . . . . .          $83.333

       3. The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Series 1994 - L Certificates, per $1,000
          interest . . . . . . . . . . . . . . . . . . . . . .           $3.476


                                   19 of 100

   B.  Information Regarding the Performance of the Trust.
       ---------------------------------------------------

       1. Collections of Receivables.
          ---------------------------

       a. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series . . . . . .   $856,665,058.47

       b. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1994 - L Certificates  . . . . . . . . .   $142,496,313.67

       c. The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of the Series 1994 - L
          Certificates, per $1,000 interest . . . . . . . . .          $284.993

       d. Excess Finance Charge Collections allocated
          in respect of the Series 1994 - L Certificates,
          if any. . . . . . . . . . . . . . . . . . . . . . .             $0.00

       e. Excess Principal Collections allocated in
          respect of the Series 1994 - L Certificates,
          if any  . . . . . . . . . . . . . . . . . . . . . .             $0.00

       2. Receivables in Trust.
          ---------------------

       a. Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)  . . . . .$16,129,621,329.17

       b. The amount of Principal Receivables in
          the Trust represented by the Series 1994 - L
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .   $291,666,666.65

       c. The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1994 - L Certificates for the Due
          Period with respect to the current
          Distributioin Date  . . . . . . . . . . . . . . . .            1.808%

       d. The Invested Percentage with respect to
          Principal Receivables for the Series 1994 - L
          Certificates for the Due Period with respect
          to the current Distribution Date  . . . . . . . . .            3.100%

                                   20 of 100

       3. Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .   $834,622,329.98

       4. Investor Default Amount.
          ------------------------

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - L
          Certificates (the "Investor Default Amount").

       a. Investor Default Amount . . . . . . . . . . . . . .     $1,592,920.22

       b. Recoveries  . . . . . . . . . . . . . . . . . . . .       $228,382.33

       c. Net Default Receivables . . . . . . . . . . . . . .     $1,364,537.89

       5. Investor Charge-offs.
          ---------------------

       a. The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .             $0.00

       b. The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1994 - L Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date  . . . . . . . . .             $0.00

       6. Monthly Servicing Fee.
          ----------------------

       a. The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date . . . . . . . . . . .       $182,291.67

       b. The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .       $303,819.44

       7. Available Cash Collateral Amount.
          ---------------------------------

       a. The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . . . . . . . . . .             $0.00

                                   21 of 100

       b. The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period  . . . . . . . . . . . . . . . . . . . . . .    $33,541,666.66

       c. The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1994 - L
          Certificates as of such Due Period  . . . . . . . .           11.500%

     C. The Pool Factor.
        ----------------

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last  day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Initial Invested Amount). The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor . . . . . .      50.00000000%

     D. Deficit Controlled Amortization Amount.
        ---------------------------------------

       1. The Deficit Controlled Amortization Amount
          for the preceding Due Period  . . . . . . . . . . .             $0.00

                            FCC National Bank,
                            Servicer


                            By /s/ James A. Harwod
                               ------------------------------
                            Title: Vice President

                                   22 of 100

                                                                     Exhibit 28E


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

                ----------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - M
                                August 6, 1999

                ----------------------------------------------


       Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - M Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

   A.  Information Regarding the Current Distribution
       ----------------------------------------------
       (Stated on the Basis of $1,000 Original Principal Amount).
       ----------------------------------------------------------


       1. The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest  . . . . . . . . .            $4.818

       2. The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest . . . . . . . . . . . . . . . .            $0.000

       3. The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000 Interest . . .            $4.818

                                   23 of 100

   B.  Information Regarding the Performance of the Trust.

       1. Collections of Receivables.
          ---------------------------

       a. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series . . . . . .   $856,665,058.47

       b. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995 - M Certificates  . . . . . . . . .    $10,596,975.54

       c. The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates  . . . . . .     $9,272,353.60

       d. The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest . . . . . . . . .           $18.545

       e. The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .     $5,100,223.42

       f. The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution Date
          allocated in respect of the
          Class A Certificates  . . . . . . . . . . . . . . .             $0.00

       g. The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995 - M Certificates,
          if any  . . . . . . . . . . . . . . . . . . . . . .             $0.00

       h. The amount of Excess Principal Collections allocated
          in respect of the Series 1995 - M Certificates,
          if any  . . . . . . . . . . . . . . . . . . . . . .             $0.00

       2. Receivables in Trust.
          ---------------------

       a. Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)  . . . . .$16,129,621,329.17

                                   24 of 100

       b. The amount of Principal Receivables in
          the Trust represented by the Series 1995 - M
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .   $571,428,572.00

       c. The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . . . . . . . .   $500,000,000.00

       d. The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995 - M  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            3.543%

       e. The Invested Percentage with respect to
          Principal Receivables for the Series 1995 - M
          Certificates for the Due Period with respect
          to the current Distribution Date  . . . . . . . . .            3.543%

       f. The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            87.50%

       g. The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            87.50%

       h. The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            12.50%

       i. The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            12.50%

       3. Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .   $834,622,329.98

                                   25 of 100

       4. Investor Default Amount.
          ------------------------

       a. The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - M
          Certificates (the "Investor Default Amount")

          1. Investor Default Amount. . . . . . . . . . . . .     $3,120,823.28

          2. Recoveries . . . . . . . . . . . . . . . . . . .       $447,442.93

          3. Net Default Receivables  . . . . . . . . . . . .     $2,673,380.35

       b. The Class A Investor Default Amount

          1. Investor Default Amount  . . . . . . . . . . . .     $2,730,720.37

          2. Recoveries . . . . . . . . . . . . . . . . . . .       $391,512.57

          3. Net Default Receivables  . . . . . . . . . . . .     $2,339,207.80

       c. The Collateral Investor Default Amount

          1. Investor Default Amount. . . . . . . . . . . . .       $390,102.91

          2. Recoveries . . . . . . . . . . . . . . . . . . .        $55,930.36

          3. Net Default Receivables  . . . . . . . . . . . .       $334,172.55

       5. Investor Charge-offs.
          ---------------------

       a. The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such  Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .             $0.00

       b. The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution Date  . . . . .             $0.00

       c. The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .             $0.00

       6. Monthly Servicing Fee.
          ----------------------

       a. The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .       $357,142.86

                                   26 of 100

       b. The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .       $595,238.09

       7. Available Cash Collateral Amount.
          ---------------------------------

       a. The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount")   . . . . . . . . . . . .             $0.00

       b. The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date) . . . . . . . . . .     $5,714,286.00

       c. The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dist-
          ribution Date . . . . . . . . . . . . . . . . . . .            1.143%

       8. Collateral Invested Amount.
          ---------------------------

       a. The Collateral Invested Amount for the
          current Distribution Date . . . . . . . . . . . . .    $71,428,572.00

       b. The Collateral Invested Amount after
          giving effect to all withdrawals, deposits, and
          payments on the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .    $71,428,572.00

       9. Total Enhancement.
          ------------------

       a. The total Enhancement for the current
          Distribution Date   . . . . . . . . . . . . . . . .    $77,142,858.00

       b. The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .    $77,142,858.00

                                   27 of 100

       C.  The Pool Factor.
           ----------------

             The Pool Factor (which represents the ratio
             of the Class A Invested Amount on the last day
             of the month ending on the Record Date adjusted
             for Class A Investor Charge-Offs set forth in
             B.5.a. above and for the distributions of
             principal set forth in A.2 above to the Class A
             Initial Invested Amount). The amount of a Class A
             Certificateholder's pro rata share of the Class A
             Invested Amount can be determined by multiplying
             the original denomination of the holder's Class A
             Certificate by the Pool Factor . . . . . . . . .     100.00000000%

       D. Deficit Controlled Amortization Amount.
          ---------------------------------------

          1. The Deficit Controlled Amortization Amount
             for the preceding Due Period . . . . . . . . . .             $0.00


                             FCC National Bank,
                             Servicer


                             By /s/ James A. Harwood
                                ---------------------------------
                                James a. Harwood
                                Title:    Vice President

                                   28 of 100

                                                                     EXHIBIT 28F


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

                ---------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - N
                                August 6, 1999

                ---------------------------------------------


       Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1995 - N Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

   A.  Information Regarding the Current Distribution
       ----------------------------------------------
       (Stated on the Basis of $1,000 Original Principal Amount).
       ----------------------------------------------------------

       1. The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest  . . . . . . . . .           $84.520

       2. The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest . . . . . . . . . . . . . . . .           $83.333

       3. The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000 Interest . . .            $1.187

                                   29 of 100

       B. Information Regarding the Performance of the Trust.
          ---------------------------------------------------

       1. Collections of Receivables.
          ---------------------------

       a. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series . . . . . .   $856,665,058.47

       b. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995 - N Certificates  . . . . . . . . .   $159,228,723.54

       c. The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates  . . . . . .   $139,405,529.15

       d. The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest . . . . . . . . .          $278.811

       e. The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .     $1,195,160.10

       f. The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution Date
          allocated in respect of the
          Class A Certificates .. . . . . . . . . . . . . . .             $0.00

       g. The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995 - N Certificates,
          if any  . . . . . . . . . . . . . . . . . . . . . .             $0.00

       h. The amount of Excess Principal Collections allocated
          in respect of the Series 1995 - N Certificates,
          if any  . . . . . . . . . . . . . . . . . . . . . .             $0.00

       2. Receivables in Trust.
          ---------------------

       a. Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)  . . . . .$16,129,621,329.17

                                   30 of 100

       b. The amount of Principal Receivables in
          the Trust represented by the Series 1995 - N
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .   $137,902,561.97

       c. The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . . . . . . . .   $124,999,999.97

       d. The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995 - N Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            0.855%

       e. The Invested Percentage with respect to
          Principal Receivables for the Series 1995 - N
          Certificates for the Due Period with respect
          to the current Distribution Date  . . . . . . . . .            3.543%

       f. The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            90.64%

       g. The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            87.50%

       h. The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .             9.36%

       i. The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            12.50%

       3. Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .   $834,622,329.98


                                   31 of 100

       4. Investor Default Amount.
          ------------------------

       a. The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - N
          Certificates (the "Investor Default Amount")

          1. Investor Default Amount. . . . . . . . . . . . .       $753,146.69

          2. Recoveries . . . . . . . . . . . . . . . . . . .       $107,981.16

          3. Net Default Receivables  . . . . . . . . . . . .       $645,165.53

       b. The Class A Investor Default Amount

          1. Investor Default Amount  . . . . . . . . . . . .       $682,680.11

          2. Recoveries . . . . . . . . . . . . . . . . . . .        $97,878.14

          3. Net Default Receivables  . . . . . . . . . . . .       $584,801.97

       c. The Collateral Investor Default Amount

          1. Investor Default Amount  . . . . . . . . . . . .        $70,466.58

          2. Recoveries . . . . . . . . . . . . . . . . . . .        $10,103.02

          3. Net Default Receivables  . . . . . . . . . . . .        $60,363.56

       5. Investor Charge-offs.
          ---------------------

       a. The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .             $0.00

       b. The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution Date  . . . . .             $0.00

       c. The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .             $0.00

       6. Monthly Servicing Fee.
          ----------------------

       a. The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .        $86,189.10


                                   32 of 100

       b. The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .       $143,648.50

       7. Available Cash Collateral Amount.
          ---------------------------------

       a. The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . . . . . . . . . .             $0.00

       b. The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date) . . . . . . . . . . .   $5,714,286.00

       c. The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dist-
          ribution Date . . . . . . . . . . . . . . . . . . .            6.857%

       8. Collateral Invested Amount.
          ---------------------------

       a. The Collateral Invested Amount for the
          current Distribution Date . . . . . . . . . . . . .    $12,902,562.00

       b. The Collateral Invested Amount after
          giving effect to all withdrawals, deposits, and
          payments on the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .     $6,399,672.00

       9. Total Enhancement.
          ------------------

       a. The total Enhancement for the current
          Distribution Date  . . . . . . . . . . . . .  . . .    $18,616,848.00

       b. The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .    $12,113,958.00

                                   33 of 100

       C. The Pool Factor.
          ----------------

            The Pool Factor (which represents the ratio
            of the Class A Invested Amount on the last day
            of the month ending on the Record Date
            adjusted for Class A Investor Charge-Offs set
            forth in B.5.a. above and for the distributions
            of principal set forth in A.2 above to the
            Class A Initial Invested Amount). The amount
            of a Class A Certificateholder's pro rata share
            of the Class A Invested Amount can be determined
            by multiplying the original denomination of the
            holder's Class A Certificate by the Pool
            Factor. . . . . . . . . . . . . . . . . . . . . .      16.66666666%

       D.  Deficit Controlled Amortization Amount.
           ---------------------------------------

           1. The Deficit Controlled Amortization Amount
              for the preceding Due Period  . . . . . . . . .             $0.00


                             FCC National Bank,
                             Servicer


                             By  /s/ James A. Harwood
                                ----------------------------
                                James A. Harwood
                                Title:        Vice President


                                   34 of 100

                                                                    Exhibit 98.2

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

                 --------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - O
                                August 6, 1999

                 --------------------------------------------

       Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1995 - O Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

   A.  Information Regarding the Current Distribution
       ----------------------------------------------
       (Stated on the Basis of $1,000 Original Principal Amount).
       ----------------------------------------------------------

       1. The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest  . . . . . . . . .            $4.809

       2. The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest . . . . . . . . . . . . . . . .            $0.000

       3. The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000 Interest . . .            $4.809


                                   35 of 100

   B.  Information Regarding the Performance of the Trust.
       ---------------------------------------------------

       1. Collections of Receivables.
          ---------------------------

       a. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series . . . . . .   $856,665,058.47

       b. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995 - O Certificates  . . . . . . . . .    $10,596,975.54

       c. The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates  . . . . . .     $9,272,353.60

       d. The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest . . . . . . . . .           $18.545

       e. The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .     $5,104,667.87

       f. The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution Date
          allocated in respect of the
          Class A Certificates  . . . . . . . . . . . . . . .             $0.00

       g. The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995 - O Certificates,
          if any  . . . . . . . . . . . . . . . . . . . . . .             $0.00

       h. The amount of Excess Principal Collections allocated
          in respect of the Series 1995 - O Certificates,
          if any  . . . . . . . . . . . . . . . . . . . . . .             $0.00

       2. Receivables in Trust.
          ---------------------

       a. Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series). . . . . .$16,129,621,329.17


                                   36 of 100

       b. The amount of Principal Receivables in
          the Trust represented by the Series 1995 - O
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .   $571,428,572.00

       c. The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . . . . . . . .   $500,000,000.00

       d. The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995 - O  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            3.543%

       e. The Invested Percentage with respect to
          Principal Receivables for the Series 1995 - O
          Certificates for the Due Period with respect
          to the current Distribution Date  . . . . . . . . .            3.543%

       f. The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            87.50%

       g. The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            87.50%

       h. The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date.  . . . . . . . . . . . . . . . .            12.50%

       i. The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            12.50%

       3. Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .   $834,622,329.98


                                   37 of 100

       4. Investor Default Amount.
          ------------------------

       a. The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - O
          Certificates (the "Investor Default Amount")

          1. Investor Default Amount. . . . . . . . . . . . .     $3,120,823.28

          2. Recoveries . . . . . . . . . . . . . . . . . . .       $447,442.93

          3. Net Default Receivables  . . . . . . . . . . . .     $2,673,380.35

       b. The Class A Investor Default Amount

          1. Investor Default Amount  . . . . . . . . . . . .     $2,730,720.37

          2. Recoveries . . . . . . . . . . . . . . . . . . .       $391,512.57

          3. Net Default Receivables  . . . . . . . . . . . .     $2,339,207.80

       c. The Collateral Investor Default Amount

          1. Investor Default Amount  . . . . . . . . . . . .       $390,102.91

          2. Recoveries . . . . . . . . . . . . . . . . . . .        $55,930.36

          3. Net Default Receivables  . . . . . . . . . . . .       $334,172.55

       5. Investor Charge-offs.
          ---------------------

       a. The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .             $0.00

       b. The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution Date  . . . . .             $0.00

       c. The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .             $0.00

       6. Monthly Servicing Fee.
          ----------------------

       a. The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .       $357,142.86


                                   38 of 100

       b. The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .       $595,238.09

       7. Available Cash Collateral Amount.
          ---------------------------------

       a. The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . . . . . . . . . .             $0.00

       b. The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date) . . . . . . . . . .     $5,714,286.00

       c. The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dist-
          ribution Date . . . . . . . . . . . . . . . . . . .            1.143%

       8. Collateral Invested Amount.
          ---------------------------

       a. The Collateral Invested Amount for the
          current Distribution Date . . . . . . . . . . . . .    $71,428,572.00

       b. The Collateral Invested Amount after
          giving effect to all withdrawals, deposits, and
          payments on the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .    $71,428,572.00

       9. Total Enhancement.
          ------------------

       a. The total Enhancement for the current
          Distribution Date . . . . . . . . . . . . . . . . .    $77,142,858.00

       b. The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .    $77,142,858.00


                                   39 of 100

       C. The Pool Factor.
          ----------------

           The Pool Factor (which represents the ratio
           of the Class A Invested Amount on the last day
           of the month ending on the Record Date adjusted
           for Class A Investor Charge-Offs set forth in
           B.5.a. above and for the distributions of principal
           set forth in A.2 above to the Class A Initial
           Invested Amount). The amount of a Class A
           Certificateholder's pro rata share of the Class A
           Invested Amount can be determined by multiplying
           the original denomination of the holder's Class A
           Certificate by the Pool Factor . . . . . . . . . .     100.00000000%

       D. Deficit Controlled Amortization Amount.
          ---------------------------------------

          1. The Deficit Controlled Amortization Amount
             for the preceding Due Period . . . . . . . . . .             $0.00


                             FCC National Bank,
                             Servicer

                             By /s/ James A. Harwood
                                -------------------------------
                                James A. Harwood
                             Title:              Vice President


                                   40 of 100

                                                                     Exhibit 28H



                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

                 ---------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - P
                                August 6, 1999

                 ---------------------------------------------

       Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - P Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

   A.  Information Regarding the Current Distribution
       ----------------------------------------------
       (Stated on the Basis of $1,000 Original Principal Amount).
       ----------------------------------------------------------

       1. The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest  . . . . . . . . .            $4.764

       2. The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest . . . . . . . . . . . . . . . .            $0.000

       3. The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000 Interest . . .            $4.764

                                   41 of 100

   B.  Information Regarding the Performance of the Trust.
       ---------------------------------------------------

       1. Collections of Receivables.
          ---------------------------

       a. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series . . . . . .   $856,665,058.47

       b. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995 - P Certificates  . . . . . . . . .    $10,596,975.54

       c. The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates  . . . . . .     $9,272,353.60

       d. The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest . . . . . . . . .           $18.545

       e. The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .     $5,126,890.09

       f. The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution Date
          allocated in respect of the
          Class A Certificates  . . . . . . . . . . . . . . .             $0.00

       g. The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995 - P Certificates,
          if any  . . . . . . . . . . . . . . . . . . . . . .             $0.00

       h. The amount of Excess Principal Collections allocated
          in respect of the Series 1995 - P Certificates,
          if any  . . . . . . . . . . . . . . . . . . . . . .             $0.00

       2. Receivables in Trust.
          ---------------------

       a. Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series). . . . . .$16,129,621,329.17

                                   42 of 100

       b. The amount of Principal Receivables in
          the Trust represented by the Series 1995 - P
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .   $571,428,572.00

       c. The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . . . . . . . .   $500,000,000.00

       d. The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995 - P Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            3.543%

       e. The Invested Percentage with respect to
          Principal Receivables for the Series 1995 - P
          Certificates for the Due Period with respect
          to the current Distribution Date  . . . . . . . . .            3.543%

       f. The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            87.50%

       g. The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            87.50%

       h. The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            12.50%

       i. The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            12.50%

       3. Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .   $834,622,329.98

                                   43 of 100

       4. Investor Default Amount.
          ------------------------

       a. The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - P
          Certificates (the "Investor Default Amount")

          1. Investor Default Amount. . . . . . . . . . . . .     $3,120,823.28

          2. Recoveries . . . . . . . . . . . . . . . . . . .       $447,442.93

          3. Net Default Receivables  . . . . . . . . . . . .     $2,673,380.35

       b. The Class A Investor Default Amount

          1. Investor Default Amount. . . . . . . . . . . . .     $2,730,720.37

          2. Recoveries . . . . . . . . . . . . . . . . . . .       $391,512.57

          3. Net Default Receivables  . . . . . . . . . . . .     $2,339,207.80

       c. The Collateral Investor Default Amount

          1. Investor Default Amount  . . . . . . . . . . . .       $390,102.91

          2. Recoveries . . . . . . . . . . . . . . . . . . .        $55,930.36

          3. Net Default Receivables  . . . . . . . . . . . .       $334,172.55

       5. Investor Charge-offs.
          ---------------------

       a. The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .             $0.00

       b. The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution Date  . . . . .             $0.00

       c. The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .             $0.00

       6. Monthly Servicing Fee.
          ----------------------

       a. The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .       $357,142.86

                                   44 of 100

       b. The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . . . . . . . .        $595,238.09

       7. Available Cash Collateral Amount.
          ---------------------------------

       a. The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . . . . . . . . . .             $0.00

       b. The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date) . . . . . . . . . .     $5,714,286.00

       c. The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dis-
          tribution Date. . . . . . . . . . . . . . . . . . .            1.143%

       8. Collateral Invested Amount.
          ---------------------------

       a. The Collateral Invested Amount for the
          current Distribution Date . . . . . . . . . . . . .    $71,428,572.00

       b. The Collateral Invested Amount after
          giving effect to all withdrawals, deposits, and
          payments on the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .    $71,428,572.00

       9. Total Enhancement.
          ------------------

       a. The total Enhancement for the current
          Distribution Date . . . . . . . . . . . . . . . . .    $77,142,858.00

       b. The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .    $77,142,858.00

                                   45 of 100

       C. The Pool Factor.
          ----------------

           The Pool Factor (which represents the ratio
           of the Class A Invested Amount on the last day
           of the month ending on the Record Date adjusted
           for Class A Investor Charge-Offs set forth in
           B.5.a. above and for the distributions of principal
           set forth in A.2 above to the Class A Initial
           Invested Amount). The amount of a Class A
           Certificateholder's pro rata share of the Class A
           Invested Amount can be determined by multiplying the
           original denomination of the holder's Class A Certificate
           by the Pool Factor . . . . . . . . . . . . . . . .     100.00000000%


       D. Deficit Controlled Amortization Amount.
          ---------------------------------------

          1. The Deficit Controlled Amortization Amount
             for the preceding Due Period . . . . . . . . . .             $0.00


                             FCC National Bank,
                             Servicer

                             By /s/ James A. Harwood
                                ----------------------------------
                                James A. Harwood
                             Title: Vice President

                                   46 of 100

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

                -----------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - Q
                                August 6, 1999

                -----------------------------------------------

       Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - Q Supplement dated as of September 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

  A.  Information Regarding the Current Distribution
      ----------------------------------------------
      (Stated on the Basis of $1,000 Original Principal Amount).
      ----------------------------------------------------------

      1. The total amount of the distribution to
         Class A Certificateholders on the
         Payment Date per $1,000 interest . . . . . . . . . .            $4.720

      2. The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the Class A Certificates,
         per $1,000 interest  . . . . . . . . . . . . . . . .            $0.000

      3. The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Class A Certificates, per $1,000 Interest. . . .            $4.720

                                   47 of 100

  B.  Information Regarding the Performance of the Trust.
      ---------------------------------------------------

      1. Collections of Receivables.
         ---------------------------

      a. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series . . . . . .    $856,665,058.47

      b. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1996 - Q Certificates  . . . . . . . . .     $19,074,556.00

      c. The aggregate amount of Collections of
         Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificates. . . . . . .     $16,690,236.48

      d. The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Class A
         Certificates, per $1,000 interest . . . . . . . . .            $18.545

      e. The amount of Excess Spread for the Due
         Period with respect to the current
         Distribution Date . . . . . . . . . . . . . . . . .      $9,268,402.17

      f. The amount of Reallocated Principal
         Collections for the Due Period with
         respect to the current Distribution Date
         allocated in respect of the
         Class A Certificates. . . . . . . . . . . . . . . .              $0.00

      g. The amount of Excess Finance Charge
         Collections allocated in respect of the
         Series 1996 - Q Certificates,
         if any  . . . . . . . . . . . . . . . . . . . . . .              $0.00

      h. The amount of Excess Principal Collections allocated
         in respect of the Series 1996 - Q Certificates,
         if any. . . . . . . . . . . . . . . . . . . . . . .              $0.00

      2. Receivables in Trust.
         ---------------------

      a. Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series)  . . . . . $16,129,621,329.17

                                   48 of 100

      b. The amount of Principal Receivables in
         the Trust represented by the Series 1996 - Q
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date. . . . . . . . . . . . . . . . .   $1,028,571,429.00

      c. The amount of Principal Receivables
         in the Trust represented by the Class A
         Certificates (the "Class A Invested Amount")
         for the Due Period with respect to the
         current Distribution Date  . . . . . . . . . . . .     $900,000,000.00

      d. The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1996 - Q  Certificates for the Due
         Period with respect to the current
         Distribution Date  . . . . . . . . . . . . . . . .              6.377%

      e. The Invested Percentage with respect to
         Principal Receivables for the Series 1996 - Q
         Certificates for the Due Period with respect
         to the current Distribution Date . . . . . . . . .              6.377%

      f. The Class A Floating Percentage for the
         Due Period with respect to the current
         Distribution Date  . . . . . . . . . . . . . . . .              87.50%

      g. The Class A Principal Percentage for the
         Due Period with respect to the current
         Distribution Date. . . . . . . . . . . . . . . . .              87.50%

      h. The Collateral Floating Percentage for the
         Due Period with respect to the current
         Distribution Date. . . . . . . . . . . . . . . . .              12.50%

      i. The Collateral Principal Percentage for the
         Due Period with respect to the current
         Distribution Date. . . . . . . . . . . . . . . . .              12.50%

      3. Delinquent Balances.
         --------------------

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date . . . . . . . . . . . . . . . . . . . . . . .     $834,622,329.98

                                   49 of 100

      4. Investor Default Amount.
         ------------------------

      a. The aggregate amount of all Defaulted
         Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - Q
         Certificates (the "Investor Default Amount")

         1. Investor Default Amount. . . . . . . . . . . . .      $5,617,481.94

         2. Recoveries . . . . . . . . . . . . . . . . . . .        $805,397.28

         3. Net Default Receivables. . . . . . . . . . . . .      $4,812,084.66

      b. The Class A Investor Default Amount

         1. Investor Default Amount. . . . . . . . . . . . .      $4,915,296.69

         2. Recoveries . . . . . . . . . . . . . . . . . . .        $704,722.62

         3. Net Default Receivables. . . . . . . . . . . . .      $4,210,574.07

      c. The Collateral Investor Default Amount

         1. Investor Default Amount. . . . . . . . . . . . .        $702,185.25

         2. Recoveries . . . . . . . . . . . . . . . . . . .        $100,674.66

         3. Net Default Receivables. . . . . . . . . . . . .        $601,510.59

      5. Investor Charge-offs.
         ---------------------

      a. The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date  . . . . . . . . . . . . . . . . . . . . . . .              $0.00

      b. The amount attributable to Class A
         Investor Charge-Offs, if any, by which
         the principal balance of the
         Class A Certificates exceeds the
         Class A Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution Date. . . . . .              $0.00

      c. The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date  . . . . . . . . . . . . . . . . . . . . . . .              $0.00

      6. Monthly Servicing Fee.
         ----------------------

      a. The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution
         Date. . . . . . . . . . . . . . . . . . . . . . . .        $642,857.14

                                   50 of 100

      b. The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date . . . . . . . . . . . . . . . . . . . . . . .       $1,071,428.57

      7. Available Cash Collateral Amount.
         ---------------------------------

      a. The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount"). . . . . . . . . . . . .               $0.00

      b. The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all with-
         drawals, deposits and payments to be
         made on such Distribution Date (the
         "Available Cash Collateral Amount"
         for the next Distribution Date)  . . . . . . . . .      $10,285,714.00

      c. The amount as computed in 7.b as a
         percentage of the Class A Invested
         Amount after giving effect to all re-
         ductions thereof on the current Dis-
         tribution Date. . . . . . . . . . . . . . . . . . .             1.143%

      8. Collateral Invested Amount.
         ---------------------------

      a. The Collateral Invested Amount for the
         current Distribution Date . . . . . . . . . . . . .    $128,571,429.00

      b. The Collateral Invested Amount after
         giving effect to all withdrawals, deposits, and
         payments on the current Distribution
         Date. . . . . . . . . . . . . . . . . . . . . . . .    $128,571,429.00

      9. Total Enhancement.
         ------------------

      a. The total Enhancement for the current
         Distribution Date . . . . . . . . . . . . . . . . .    $138,857,143.00

      b. The total Enhancement after giving ef-
         fect to all withdrawals, deposits and
         payments on the current Distribution
         Date  . . . . . . . . . . . . . . . . . . . . . . .    $138,857,143.00

                                   51 of 100

  C. The Pool Factor.
     ----------------

         The Pool Factor (which represents the ratio
         of the Class A Invested Amount on the last day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount).  The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Certificate by the Pool
         Factor . . . . . . . . . . . . . . . . . . . . . . .     100.00000000%


  D. Deficit Controlled Amortization Amount.
     ---------------------------------------

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period  . . . . . . . . . . . .             $0.00


                             FCC National Bank,
                             Servicer


                                          /s/ James A. Harwood
                             By  _______________________________________________

                             Title:            Vice President

                                   52 of 100

                                                                     Exhibit 28J

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

                ----------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - R
                                August 6, 1999

                ----------------------------------------------

       Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1996 - R Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


  A.  Information Regarding the Current Distribution
      -----------------------------------------------
      (Stated on the Basis of $1,000 Original Principal Amount).
      ----------------------------------------------------------

      1. The total amount of the distribution to
         Class A Certificateholders on the
         Payment Date per $1,000 interest . . . . . . . . . .           $87.222

      2. The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the Class A Certificates,
         per $1,000 interest. . . . . . . . . . . . . . . . .           $83.333

      3. The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Class A Certificates, per $1,000 Interest. . . .            $3.889

                                   53 of 100

  B.  Information Regarding the Performance of the Trust.
      ---------------------------------------------------

      1. Collections of Receivables.
         ---------------------------

      a. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series . . . . . .    $856,665,058.47

      b. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1996 - R Certificates  . . . . . . . . .    $132,385,405.06

      c. The aggregate amount of Collections of
         Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificates. . . . . . .    $115,851,521.91

      d. The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Class A
         Certificates, per $1,000 interest . . . . . . . . .           $289.629

      e. The amount of Excess Spread for the Due
         Period with respect to the current
         Distribution Date . . . . . . . . . . . . . . . . .      $3,434,735.36

      f. The amount of Reallocated Principal
         Collections for the Due Period with
         respect to the current Distribution Date
         allocated in respect of the
         Class A Certificates. . . . . . . . . . . . . . . .              $0.00

      g. The amount of Excess Finance Charge
         Collections allocated in respect of the
         Series 1996 - R Certificates,
         if any. . . . . . . . . . . . . . . . . . . . . . .              $0.00

      h. The amount of Excess Principal Collections allocated
         in respect of the Series 1996 - R Certificates,
         if any. . . . . . . . . . . . . . . . . . . . . . .              $0.00

      2. Receivables in Trust.
         ---------------------

      a. Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series). . . . . . $16,129,621,329.17

                                   54 of 100

      b. The amount of Principal Receivables in
         the Trust represented by the Series 1996 - R
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date. . . . . . . . . . . . . . . . .     $380,071,565.34

      c. The amount of Principal Receivables
         in the Trust represented by the Class A
         Certificates (the "Class A Invested Amount")
         for the Due Period with respect to the
         current Distribution Date  . . . . . . . . . . . .     $333,333,333.34

      d. The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1996 - R  Certificates for the Due
         Period with respect to the current
         Distribution Date. . . . . . . . . . . . . . . . .              2.356%

      e. The Invested Percentage with respect to
         Principal Receivables for the Series 1996 - R
         Certificates for the Due Period with respect
         to the current Distribution Date . . . . . . . . .              2.834%

      f. The Class A Floating Percentage for the
         Due Period with respect to the current
         Distribution Date  . . . . . . . . . . . . . . . .              87.70%

      g. The Class A Principal Percentage for the
         Due Period with respect to the current
         Distribution Date  . . . . . . . . . . . . . . . .              87.50%

      h. The Collateral Floating Percentage for the
         Due Period with respect to the current
         Distribution Date. . . . . . . . . . . . . . . . .              12.30%

      i. The Collateral Principal Percentage for the
         Due Period with respect to the current
         Distribution Date. . . . . . . . . . . . . . . . .              12.50%

      3. Delinquent Balances.
         --------------------

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date . . . . . . . . . . . . . . . . . . . . . . .     $834,622,329.98

                                   55 of 100

      4. Investor Default Amount.
         ------------------------

      a. The aggregate amount of all Defaulted
         Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - R
         Certificates (the "Investor Default Amount")

         1. Investor Default Amount . . . . . . . . . . . . .     $2,075,738.34

         2. Recoveries. . . . . . . . . . . . . . . . . . . .       $297,605.58

         3. Net Default Receivables . . . . . . . . . . . . .     $1,778,132.76

      b. The Class A Investor Default Amount

         1. Investor Default Amount . . . . . . . . . . . . .     $1,820,480.25

         2. Recoveries. . . . . . . . . . . . . . . . . . . .       $261,008.37

         3. Net Default Receivables . . . . . . . . . . . . .     $1,559,471.88

      c. The Collateral Investor Default Amount

         1. Investor Default Amount . . . . . . . . . . . . .       $255,258.09

         2. Recoveries  . . . . . . . . . . . . . . . . . . .        $36,597.21

         3. Net Default Receivables . . . . . . . . . . . . .       $218,660.88

      5. Investor Charge-offs.
         ---------------------

      a. The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date . . . . . . . . . . . . . . . . . . . . . . . .             $0.00

      b. The amount attributable to Class A
         Investor Charge-Offs, if any, by which
         the principal balance of the
         Class A Certificates exceeds the
         Class A Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution Date . . . . . .             $0.00

      c. The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date . . . . . . . . . . . . . . . . . . . . . . . .             $0.00

      6. Monthly Servicing Fee.
         ----------------------

      a. The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution
         Date . . . . . . . . . . . . . . . . . . . . . . . .       $237,544.73

                                   56 of 100

      b. The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date . . . . . . . . . . . . . . . . . . . . . . .         $395,907.88

      7. Available Cash Collateral Amount.
         ---------------------------------

      a. The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount"). . . . . . . . . . . . .               $0.00

      b. The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all with-
         drawals, deposits and payments to be
         made on such Distribution Date (the
         "Available Cash Collateral Amount"
         for the next Distribution Date). . . . . . . . . .       $4,571,429.00

      c. The amount as computed in 7.b as a
         percentage of the Class A Invested
         Amount after giving effect to all re-
         ductions thereof on the current Dist-
         ribution Date. . . . . . . . . . . . . . . . . . .              1.524%

      8. Collateral Invested Amount.
         ---------------------------

      a. The Collateral Invested Amount for the
         current Distribution Date. . . . . . . . . . . . .      $46,738,232.00

      b. The Collateral Invested Amount after
         giving effect to all withdrawals, deposits, and
         payments on the current Distribution
         Date . . . . . . . . . . . . . . . . . . . . . . .      $41,535,919.00

      9. Total Enhancement.
         ------------------

      a. The total Enhancement for the current
         Distribution Date  . . . . . . . . . . . . . . . .      $51,309,661.00

      b. The total Enhancement after giving ef-
         fect to all withdrawals, deposits and
         payments on the current Distribution
         Date . . . . . . . . . . . . . . . . . . . . . . .      $46,107,348.00

                                   57 of 100

  C.  The Pool Factor.
      ----------------

         The Pool Factor (which represents the ratio
         of the Class A Invested Amount on the last day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount). The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Certificate by the Pool
         Factor . . . . . . . . . . . . . . . . . . . . . . .      75.00000000%

  D.  Deficit Controlled Amortization Amount.
      --------------------------------------

      1. The Deficit Controlled Amortization Amount
         for the preceding Due Period . . . . . . . . . . . .             $0.00


                             FCC National Bank,
                             Servicer


                                          /s/ James A. Harwood
                             By  _______________________________________________

                                              James A. Harwood
                             Title:           Vice President

                                   58 of 100

                                                                     EXHIBIT 28K

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

                -----------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - S
                                August 6, 1999

                -----------------------------------------------

       Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - S Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


  A.  Information Regarding the Current Distribution
      ----------------------------------------------
      (Stated on the Basis of $1,000 Original Principal Amount).
      ----------------------------------------------------------

      1. The total amount of the distribution to
         Class A Certificateholders on the
         Payment Date per $1,000 interest . . . . . . . . . .            $4.716

      2. The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the Class A Certificates,
         per $1,000 interest. . . . . . . . . . . . . . . . .            $0.000

      3. The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Class A Certificates, per $1,000 Interest. . . .            $4.716

                                   59 of 100

  B.  Information Regarding the Performance of the Trust.
      ---------------------------------------------------

      1. Collections of Receivables.
         ---------------------------

      a. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series . . . . . .    $856,665,058.47

      b. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1996 - S Certificates  . . . . . . . . .     $14,835,765.78

      c. The aggregate amount of Collections of
         Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificates  . . . . . .     $12,981,295.05

      d. The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Class A
         Certificates, per $1,000 interest . . . . . . . . .            $18.545

      e. The amount of Excess Spread for the Due
         Period with respect to the current
         Distribution Date . . . . . . . . . . . . . . . . .      $7,211,868.36

      f. The amount of Reallocated Principal
         Collections for the Due Period with
         respect to the current Distribution Date
         allocated in respect of the
         Class A Certificates  . . . . . . . . . . . . . . .              $0.00

      g. The amount of Excess Finance Charge
         Collections allocated in respect of the
         Series 1996 - S Certificates,
         if any  . . . . . . . . . . . . . . . . . . . . . .              $0.00

      h. The amount of Excess Principal Collections allocated
         in respect of the Series 1996 - S Certificates,
         if any. . . . . . . . . . . . . . . . . . . . . . .              $0.00

      2. Receivables in Trust.
         ---------------------

      a. Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series). . . . . . $16,129,621,329.17

                                   60 of 100

      b. The amount of Principal Receivables in
         the Trust represented by the Series 1996 - S
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date. . . . . . . . . . . . . . . . .     $800,000,000.00

      c. The amount of Principal Receivables
         in the Trust represented by the Class A
         Certificates (the "Class A Invested Amount")
         for the Due Period with respect to the
         current Distribution Date. . . . . . . . . . . . .     $700,000,000.00

      d. The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1996 - S Certificates for the Due
         Period with respect to the current
         Distribution Date  . . . . . . . . . . . . . . . .              4.960%

      e. The Invested Percentage with respect to
         Principal Receivables for the Series 1996 - S
         Certificates for the Due Period with respect
         to the current Distribution Date . . . . . . . . .              4.960%

      f. The Class A Floating Percentage for the
         Due Period with respect to the current
         Distribution Date  . . . . . . . . . . . . . . . .              87.50%

      g. The Class A Principal Percentage for the
         Due Period with respect to the current
         Distribution Date  . . . . . . . . . . . . . . . .              87.50%

      h. The Collateral Floating Percentage for the
         Due Period with respect to the current
         Distribution Date. . . . . . . . . . . . . . . . .              12.50%

      i. The Collateral Principal Percentage for the
         Due Period with respect to the current
         Distribution Date. . . . . . . . . . . . . . . . .              12.50%

      3. Delinquent Balances.
         --------------------

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date . . . . . . . . . . . . . . . . . . . . . . .     $834,622,329.98

                                   61 of 100

      4. Investor Default Amount.
         ------------------------

      a. The aggregate amount of all Defaulted
         Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - S
         Certificates (the "Investor Default Amount")

         1. Investor Default Amount. . . . . . . . . . . . .      $4,369,152.60

         2. Recoveries . . . . . . . . . . . . . . . . . . .        $626,420.11

         3. Net Default Receivables. . . . . . . . . . . . .      $3,742,732.49

      b. The Class A Investor Default Amount

         1. Investor Default Amount. . . . . . . . . . . . .      $3,823,008.53

         2. Recoveries . . . . . . . . . . . . . . . . . . .        $548,117.59

         3. Net Default Receivables. . . . . . . . . . . . .      $3,274,890.94

      c. The Collateral Investor Default Amount

         1. Investor Default Amount. . . . . . . . . . . . .        $546,144.07

         2. Recoveries . . . . . . . . . . . . . . . . . . .         $78,302.52

         3. Net Default Receivables. . . . . . . . . . . . .        $467,841.55

      5. Investor Charge-offs.
         ---------------------

      a. The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date. . . . . . . . . . . . . . . . . . . . . . . .              $0.00

      b. The amount attributable to Class A
         Investor Charge-Offs, if any, by which
         the principal balance of the
         Class A Certificates exceeds the
         Class A Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution Date. . . . . .              $0.00

      c. The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date  . . . . . . . . . . . . . . . . . . . . . . .              $0.00

      6. Monthly Servicing Fee.
         ----------------------

      a. The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution
         Date  . . . . . . . . . . . . . . . . . . . . . . .        $500,000.00

                                   62 of 100

      b. The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date. . . . . . . . . . . . . . . . . . . . . . . .        $833,333.34

      7. Available Cash Collateral Amount.
         ---------------------------------

      a. The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount") . . . . . . . . . . . . .              $0.00

      b. The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all with-
         drawals, deposits and payments to be
         made on such Distribution Date (the
         "Available Cash Collateral Amount"
         for the next Distribution Date) . . . . . . . . . .      $8,000,000.00

      c. The amount as computed in 7.b as a
         percentage of the Class A Invested
         Amount after giving effect to all re-
         ductions thereof on the current Dist-
         ribution Date . . . . . . . . . . . . . . . . . . .             1.143%

      8. Collateral Invested Amount.
         ---------------------------

      a. The Collateral Invested Amount for the
         current Distribution Date . . . . . . . . . . . . .    $100,000,000.00

      b. The Collateral Invested Amount after
         giving effect to all withdrawals, deposits, and
         payments on the current Distribution
         Date. . . . . . . . . . . . . . . . . . . . . . . .    $100,000,000.00

      9. Total Enhancement.
         ------------------

      a. The total Enhancement for the current
         Distribution Date. . . . . . . . . . . . . .  . . .    $108,000,000.00

      b. The total Enhancement after giving ef-
         fect to all withdrawals, deposits and
         payments on the current Distribution
         Date. . . . . . . . . . . . . . . . . . . . . . . .    $108,000,000.00

                                   63 of 100

  C.  The Pool Factor.
      ----------------

         The Pool Factor (which represents the ratio
         of the Class A Invested Amount on the last day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount).  The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Certificate by the Pool
         Factor . . . . . . . . . . . . . . . . . . . . . . .     100.00000000%

  D.  Deficit Controlled Amortization Amount.
      ---------------------------------------

      1. The Deficit Controlled Amortization Amount
         for the preceding Due Period . . . . . . . . . . . .             $0.00


                             FCC National Bank,
                             Servicer


                                           /s/ James A. Harwood
                             By  _______________________________________________

                             Title:            Vice President

                                   64 of 100

                                                                     EXHIBIT 28L

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK

                ----------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1997 - T
                                August 6, 1999

                ----------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - T Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

       1. The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest  . . . . . . . . .            $4.667

       2. The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest . . . . . . . . . . . . . . . .            $0.000

       3. The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates,
          per $1,000 interest . . . . . . . . . . . . . . . .            $4.667


                                   65 of 100

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

       a. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series . . . . . .   $856,665,058.47

       b. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1997 - T Certificates  . . . . . . . . .    $12,716,370.64

       c. The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates  . . . . . .    $11,126,824.32

       d. The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest . . . . . . . . .           $18.545

       e. The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .     $6,210,934.75

       f. The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates  . . . . . . . . . . . . . . .             $0.00

       g. The amount of Excess Finance Charge
          Collections allocated in respect of the Series
          1997 - T Certificates, if any   . . . . . . . . . .             $0.00

       h. The amount of Excess Principal Collections
          allocated in respect of
          the Series 1997 - T Certificates, if any  . . . . .             $0.00

       2. Receivables in Trust.
          ---------------------

       a. Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)  . . . .  $16,129,621,329.17

                                   66 of 100

       b. The amount of Principal Receivables in
          the Trust represented by the Series 1997 - T
          Certificates (the "Adjusted Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .   $685,714,286.00

       c. The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Adjusted Invested
          Amount") for the Due Period with respect to the
          current Distribution Date . . . . . . . . . . . . .   $600,000,000.00

       d. The Invested Amount for the Due Period
          with respect to the current Dis-
          tribution Date  . . . . . . . . . . . . . . . . . .   $685,714,286.00

       e. The Class A Invested Amount for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .   $600,000,000.00

       f. The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1997 - T  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            4.251%

       g. The Invested Percentage with respect to
          Principal Receivables for the Series 1997 - T
          Certificates for the Due Period with respect
          to the current Distribution Date  . . . . . . . . .            4.251%

       h. The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            87.50%

       i. The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            87.50%

       j. The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            12.50%

       k. The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            12.50%

       3. Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .   $834,622,329.98

                                   67 of 100

    4. Investor Default Amount.
       ------------------------

    a. The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - T
       Certificates (the "Investor Default Amount").

       1. Investor Default Amount . . . . . . . . . . . . . .     $3,744,987.95

       2. Recoveries  . . . . . . . . . . . . . . . . . . . .       $536,931.50

       3. Net Default Receivables . . . . . . . . . . . . . .     $3,208,056.45

    b. The Class A Investor Default Amount

       1. Investor Default Amount . . . . . . . . . . . . . .     $3,276,864.46

       2. Recoveries  . . . . . . . . . . . . . . . . . . . .       $469,815.07

       3. Net Default Receivables . . . . . . . . . . . . . .     $2,807,049.39

    c. The Collateral Investor Default Amount

       1. Investor Default Amount . . . . . . . . . . . . . .       $468,123.49

       2. Recoveries  . . . . . . . . . . . . . . . . . . . .        $67,116.43

       3. Net Default Receivables . . . . . . . . . . . . . .       $401,007.06

    5. Investor Charge-offs.
       ---------------------

       a. The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .             $0.00

       b. The amount attributable to Class A Investor
          Charge-Offs, if any, by which the principal balance
          of the Class A Certificates exceeds the
          Class A Adjusted Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .             $0.00

       c. The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .             $0.00

       6. Monthly Servicing Fee.
          ----------------------

       a. The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .       $428,571.43

                                   68 of 100

       b. The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .       $714,285.71

       7. Available Cash Collateral Amount.
          ---------------------------------

       a. The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . . . . . . . . . .             $0.00

       b. The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date) . . . . . . . . . .     $6,857,143.00

       c. The amount as computed in 7.b as a
          percentage of the Class A Adjusted Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dis-
          tribution Date  . . . . . . . . . . . . . . . . . .            1.143%

       8. Collateral Invested Amount.
          ---------------------------

       a. The Collateral Invested Amount for the
          current Distribution Date . . . . . . . . . . . . .    $85,714,286.00

       b. The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits, and payments on the current
          Distribution Date . . . . . . . . . . . . . . . . .    $85,714,286.00

       9. Total Enhancement.
          ------------------

       a. The total Enhancement for the current
          Distribution Date . . . . . . . . . . . . . . . . .    $92,571,429.00

       b. The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .    $92,571,429.00


                                   69 of 100

C.  The Pool Factor.
    ----------------

       The Pool Factor (which represents the ratio
       of the Class A Adjusted Invested Amount on the last
       day of the month ending on the Record Date
       adjusted for Class A Investor Charge-Offs set
       forth in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Class A Initial Invested Amount).  The amount
       of a Class A Certificateholder's pro rata share
       of the Class A Invested Amount can be determined
       by multiplying the original denomination of the
       holder's Class A Certificate by the Pool
       Factor . . . . . . . . . . . . . . . . . . . . . . . .     100.00000000%

D.  Principal Funding Account.
    --------------------------

    1. The Principal Funding Investment Proceeds
       deposited in the Collection Account for the
       current Distribution Date to be treated as
       Class A Available Funds  . . . . . . . . . . . . . . .             $0.00

    2. The Excess Principal Funding Investment
       Proceeds for the current Distribution Date . . . . . .             $0.00

    3. The Principal Funding Account Balance as of
       the end of day on the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .             $0.00

    4. The Deficit Controlled Accumulation Amount
       for the preceding Due Period . . . . . . . . . . . . .             $0.00

E.  Reserve Account.
    ----------------

    1. The Reserve Draw Amount for the current
       Distribution Date  . . . . . . . . . . . . . . . . . .             $0.00

    2. The amount on deposit in the Reserve Account
       as of the end of the day on the current
       Distribution Date (the "Available Reserve
       Account Amount" for the next Distribution Date)  . . .     $1,500,000.00

                             FCC National Bank,
                             Servicer
                                            /s/ James A. Harwood
                             By _______________________________________________
                                                James A. Harwood
                             Title:             Vice President


                                   70 of 100

              CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                           FCC NATIONAL BANK

            ----------------------------------------------

                   FIRST CHICAGO MASTER TRUST II
                          Series 1997 - T
                          August 6, 1999

            ----------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1997 - T Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1. The total amount of the distribution to
       Class A Certificateholders on the
       Payment Date per $1,000 interest  .  .  .  .  .  .  .             $4.215

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Class A Certificates,
       per $1,000 interest  .  .  .  .  .  .  .  .  .  .  .              $0.000

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Class A Certificates,
       per $1,000 interest  .  .  .  .  .  .  .  .  .  .  .              $4.215

                                   71 of 100

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

       a. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series . . . . . .   $847,253,030.10

       b. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1997 - T Certificates  . . . . . . . . .    $12,091,521.04

       c. The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates  . . . . . .    $10,580,080.92

       d. The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest . . . . . . . . .           $17.633

       e. The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .     $5,657,764.71

       f. The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates  . . . . . . . . . . . . . . .             $0.00

       g. The amount of Excess Finance Charge
          Collections allocated in respect of the Series
          1997 - T Certificates, if any . . . . . . . . . . .             $0.00

       h. The amount of Excess Principal Collections
          allocated in respect of
          the Series 1997 - T Certificates, if any  . . . . .             $0.00


       2. Receivables in Trust.
          ---------------------

       a. Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)  . . . . .$16,175,668,948.51

                                   72 of 100

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1997 - T
       Certificates (the "Adjusted Invested Amount") for
       the Due Period with respect to the current
       Distribution Date  . . . . . . . . . . . . . . . . . .   $685,714,286.00

    c. The amount of Principal Receivables
       in the Trust represented by the Class A
       Certificates (the "Class A Adjusted Invested
       Amount") for the Due Period with respect to the
       current Distribution Date  . . . . . . . . . . . . . .   $600,000,000.00

    d. The Invested Amount for the Due Period
       with respect to the current Distribution Date  . . . .   $685,714,286.00

    e. The Class A Invested Amount for the Due
       Period with respect to the current
       Distribution Date  . . . . . . . . . . . . . . . . . .   $600,000,000.00

    f. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1997 - T  Certificates for the Due
       Period with respect to the current
       Distribution Date  . . . . . . . . . . . . . . . . . .            4.239%

    g. The Invested Percentage with respect to
       Principal Receivables for the Series 1997 - T
       Certificates for the Due Period with respect
       to the current Distribution Date . . . . . . . . . . .            4.239%

    h. The Class A Floating Percentage for the
       Due Period with respect to the current
       Distribution Date  . . . . . . . . . . . . . . . . . .            87.50%

    i. The Class A Principal Percentage for the
       Due Period with respect to the current
       Distribution Date  . . . . . . . . . . . . . . . . . .            87.50%

    j. The Collateral Floating Percentage for the
       Due Period with respect to the current
       Distribution Date  . . . . . . . . . . . . . . . . . .            12.50%

    k. The Collateral Principal Percentage for the
       Due Period with respect to the current
       Distribution Date  . . . . . . . . . . . . . . . . . .            12.50%

    3. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date  . . . . . . . . . . . . . . . . . . . . . . . .    $779,453,888.10

                                   73 of 100

    4. Investor Default Amount.
       ------------------------

       a. The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - T
          Certificates (the "Investor Default Amount").

          1.  Investor Default Amount . . . . . . . . . . . .     $3,973,068.46

          2.  Recoveries  . . . . . . . . . . . . . . . . . .       $168,265.42

          3.  Net Default Receivables . . . . . . . . . . . .     $3,804,803.04

       b. The Class A Investor Default Amount

          1.  Investor Default Amount . . . . . . . . . . . .     $3,476,434.90

          2.  Recoveries  . . . . . . . . . . . . . . . . . .       $147,232.25

          3.  Net Default Receivables . . . . . . . . . . . .     $3,329,202.65

       c. The Collateral Investor Default Amount

          1.  Investor Default Amount . . . . . . . . . . . .       $496,633.56

          2.  Recoveries  . . . . . . . . . . . . . . . . . .        $21,033.17

          3.  Net Default Receivables . . . . . . . . . . . .       $475,600.39

       5. Investor Charge-offs.
          ---------------------

       a. The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .             $0.00

       b. The amount attributable to Class A Investor
          Charge-Offs, if any, by which the principal balance
          of the Class A Certificates exceeds the
          Class A Adjusted Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . .               $0.00

       c. The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . .               $0.00

       6. Monthly Servicing Fee.
          ----------------------

       a. The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . .         $428,571.43


                                   74 of 100

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .       $714,285.71

    7. Available Cash Collateral Amount.
       ---------------------------------

       a. The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . . . . . . . . . .             $0.00

       b. The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date) . . . . . . . . . .     $6,857,143.00

       c. The amount as computed in 7.b as a
          percentage of the Class A Adjusted Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dist-
          ribution Date . . . . . . . . . . . . . . . . . . .            1.143%

       8. Collateral Invested Amount.
          ---------------------------

       a. The Collateral Invested Amount for the
          current Distribution Date . . . . . . . . . . . . .    $85,714,286.00

       b. The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits, and payments on the current
          Distribution Date . . . . . . . . . . . . . . . . .    $85,714,286.00

       9. Total Enhancement.
          ------------------

       a. The total Enhancement for the current
          Distribution Date . . . . . . . . . . . . . . . . .    $92,571,429.00

       b. The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date  . . . . . . . . . . . . . . . . . . . . . . .    $92,571,429.00

                                   75 of 100

C.  The Pool Factor.
    ----------------

       The Pool Factor (which represents the ratio
       of the Class A Adjusted Invested Amount on the last
       day of the month ending on the Record Date
       adjusted for Class A Investor Charge-Offs set
       forth in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Class A Initial Invested Amount). The amount
       of a Class A Certificateholder's pro rata share
       of the Class A Invested Amount can be determined
       by multiplying the original denomination of the
       holder's Class A Certificate by the Pool
       Factor   . . . . . . . . . . . . . . . . . . . . . . .     100.00000000%

D.  Principal Funding Account.
    --------------------------

    1. The Principal Funding Investment Proceeds
       deposited in the Collection Account for the
       current Distribution Date to be treated as
       Class A Available Funds  . . . . . . . . . . . . . . .             $0.00

    2. The Excess Principal Funding Investment
       Proceeds for the current Distribution Date . . . . . .             $0.00

    3. The Principal Funding Account Balance as of
       the end of day on the current Distribution
       Date   . . . . . . . . . . . . . . . . . . . . . . . .             $0.00

    4. The Deficit Controlled Accumulation Amount
       for the preceding Due Period   . . . . . . . . . . . .             $0.00

E. Reserve Account
   ---------------

    1. The Reserve Draw Amount for the current
       Distribution Date  . . . . . . . . . . . . . . . . . .             $0.00

    2. The amount on deposit in the Reserve Account
       as of the end of the day on the current
       Distribution Date (the "Available Reserve
       Account Amount" for the next Distribution Date)  . . .     $1,500,000.00

                             FCC National Bank,
                             Servicer

                                           /s/ James A. Harwood
                             By    ____________________________________________
                                               James A. Harwood

                             Title:            Vice President


                                   76 of 100

                                                                     Exhibit 28M

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK
               ------------------------------------------------
                         FIRST CHICAGO MASTER TRUST II

                                Series 1997 - U

                                August 6, 1999
               ------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - U Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.



A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount).
   ----------------------------------------------------------

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest.....................              $4.707

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest..................................              $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates,
      per $1,000 interest..................................              $4.707

                                   77 of 100

   B. Information Regarding the Performance of the Trust.
      ---------------------------------------------------

      1. Collections of Receivables.
         ---------------------------

      a. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series  . . . . . .   $856,665,058.47

      b. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1997 - U Certificates   . . . . . . . . .     $8,477,580.45

      c. The aggregate amount of Collections of
         Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificates . . . . . . .     $7,417,882.88

      d. The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Class A
         Certificates, per $1,000 interest. . . . . . . . . .           $18.545

      e. The amount of Excess Spread for the Due
         Period with respect to the current
         Distribution Date. . . . . . . . . . . . . . . . . .     $4,124,623.18

      f. The amount of Reallocated Principal
         Collections for the Due Period with
         respect to the current Distribution
         Date allocated in respect of the
         Class A Certificates . . . . . . . . . . . . . . . .             $0.00

      g. The amount of Excess Finance Charge
         Collections allocated in respect of the Series
         1997 - U Certificates, if any  . . . . . . . . . . .             $0.00

      h. The amount of Excess Principal Collections
         allocated in respect of
         The Series 1997 - U Certificates, if any . . . . . .             $0.00


      2. Receivables in Trust.
          --------------------

      a. Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series) . . . . . .$16,129,621,329.17

                                   78 of 100

       b. The amount of Principal Receivables in
          the Trust represented by the Series 1997 - U
          Certificates (the "Adjusted Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .   $457,142,858.00

       c. The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Adjusted Invested
          Amount") for the Due Period with respect to the
          current Distribution Date . . . . . . . . . . . . .   $400,000,000.00

       d. The Invested Amount for the Due Period
          with respect to the current Distribution Date . . .   $457,142,858.00

       e. The Class A Invested Amount for the Due Period
          with respect to the current Distribution Date . . .   $400,000,000.00

       f. The Invested Percentage with respect to
          Finance Charge Receivables (including Interchange)
          and Defaulted Receivables for the Series 1997 - U
          Certificates for the Due Period with respect to
          the current Distribution Date . . . . . . . . . . .            2.834%

       g. The Invested Percentage with respect to
          Principal Receivables for the Series 1997 - U
          Certificates for the Due Period with respect
          to the current Distribution Date  . . . . . . . . .            2.834%

       h. The Class A Floating Percentage for the Due Period
          with respect to the current Distribution Date . . .            87.50%

       i. The Class A Principal Percentage for the Due Period
          with respect to the current Distribution Date . . .            87.50%

       j. The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            12.50%


       k. The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . .            12.50%


       3. Delinquent Balances.
          -------------------

          The aggregate amount of outstanding balances
          in the Accounts which were 30 or more days
          delinquent as of the end of the Due Period
          for the current Distribution Date . . . . . . . . .   $834,622,329.98

                                   79 of 100

       4. Investor Default Amount.
          -----------------------

       a. The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - U
          Certificates (the "Investor Default Amount").

          1.  Investor Default Amount . . . . . . . . . . .       $2,496,658.65

          2.  Recoveries  . . . . . . . . . . . . . . . . .         $357,954.34

          3.  Net Default Receivables . . . . . . . . . . .       $2,138,704.31

       b. The Class A Investor Default Amount

          1.  Investor Default Amount . . . . . . . . . . .       $2,184,576.31

          2.  Recoveries .  .  .  .  .  .  .  .  .  .  .  .         $313,210.05

          3.  Net Default Receivables   .  .  .  .  .  .  .       $1,871,366.26

       c. The Collateral Investor Default Amount

          1.  Investor Default Amount.  .  .  .  .  .  .  .         $312,082.34

          2.  Recoveries    .  .  .  .  .  .  .  .  .  .  .          $44,744.29

          3.  Net Default Receivables   .  .  .  .  .  .  .         $267,338.05


       5. Investor Charge-offs.
          ---------------------

       a. The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution Date  .  .  .          $0.00

       b. The amount attributable to Class A Investor
          Charge-Offs, if any, by which the principal balance
          of the Class A Certificates exceeds the Class A
          Adjusted Invested Amount as of the end of the day
          on the Record Date with respect to the current
          Distribution Date .  .  .  .  .  .  .  .  .  .  .  .  .         $0.00

       c. The amount of the Collateral Charge-Offs, if any,
          for the Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . . . . .         $0.00


       6. Monthly Servicing Fee.
          ----------------------

       a. The amount of the Monthly Servicing Fee payable
          by the Trust to the Servicer with respect to the
          current Distribution Date . . . . . . . . . . . . . . .   $285,714.29

                                   80 of 100

       b. The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution Date. . . . .    $476,190.48


       7. Available Cash Collateral Amount.
          ---------------------------------

       a. The amount, if any, withdrawn from the Cash
          Collateral Account for the current
          Distribution Date (the "Withdrawal Amount"). . . . . .          $0.00

       b. The amount available to be withdrawn from
          the Cash Collateral Account as of the end of
          the day on the current Distribution Date,
          after giving effect to all withdrawals, deposits
          and payments to be made on such Distribution Date
          (the "Available Cash Collateral Amount"
          for the next Distribution Date)  . . . . . . . . . . .  $4,571,429.00

       c. The amount as computed in 7.b as a percentage
          of the Class A Adjusted Invested Amount after
          giving effect to all reductions thereof on the
          current Distribution Date  . . . . . . . . . . . . . .         1.143%


       8. Collateral Invested Amount.
          ---------------------------

       a. The Collateral Invested Amount for the
          Current Distribution Date. . . . . . . . . . . . . . . $57,142,858.00

       b. The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits, and payments on the current
          Distribution Date. . . . . . . . . . . . . . . . . . . $57,142,858.00


       9. Total Enhancement.
          ------------------

       a. The total Enhancement for the current
          Distribution Date  . . . . . . . . . . . . . . . . . . $61,714,287.00

       b. The total Enhancement after giving effect to all
          withdrawals, deposits and payments on the
          current Distribution Date  . . . . . . . . . . . . . . $61,714,287.00

                                   81 of 100

   C.  The Pool Factor.
       ----------------

           The Pool Factor (which represents the ratio of
           the Class A Adjusted Invested Amount on the
           last day of the month ending on the Record Date
           adjusted for Class A Investor Charge-Offs set
           forth in B.5.a. above and for the distributions
           of principal set forth in A.2 above to the Class A
           Initial Invested Amount). The amount of a Class A
           Certificateholder's pro rata share of the Class A
           Invested Amount can be determined by multiplying
           the original denomination of the holder's Class A
           Certificate by the Pool Factor . . . . . . . . . . .   100.00000000%

   D.  Principal Funding Account.
       -------------------------

       1. The Principal Funding Investment Proceeds
          deposited in the Collection Account for the
          current Distribution Date to be treated as
          Class A Available Funds  .  .  .  .  .  .  .  .  .  .           $0.00

       2. The Excess Principal Funding Investment
          Proceeds for the current Distribution Date . . . . .            $0.00

       3. The Principal Funding Account Balance as of
          the end of day on the current Distribution
          Date  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .            $0.00

       4. The Deficit Controlled Accumulation Amount
          for the preceding Due Period  .  .  .  .  .  .  .  .            $0.00


   E.  Reserve Account.
       ----------------

       1. The Reserve Draw Amount for the current
          Distribution Date . . . . . . . . . . . . . . . . .             $0.00

       2. The amount on deposit in the Reserve Account
          as of the end of the day on the current
          Distribution Date (the "Available Reserve
          Account Amount" for the Next Distribution Date) . .             $0.00


                             FCC National Bank,
                             Servicer


                             By     /s/ James A. Harwood
                                    ---------------------------
                                        James A. Harwood
                             Title:      Vice President


                                   82 of 100

                                                                     Exhibit 28N

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

                ----------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1998 - V
                                August 6, 1999

                ----------------------------------------------

       Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1998 - V Supplement dated as of November 01, 1998 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


  A.  Information Regarding the Current Distribution
      ----------------------------------------------
      (Stated on the Basis of $1,000 Original Principal Amount).
      ----------------------------------------------------------

      1. The total amount of the distribution to
         Class A Certificateholders on the
         Payment Date per $1,000 interest  .  .  .  .  .  .  .           $4.853


      2. The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the Class A Certificates,
         per $1,000 interest   .  .  .  .  .  .  .  .  .  .  .           $0.000


      3. The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Class A Certificates,
         per $1,000 interest   .  .  .  .  .  .  .  .  .  .  .           $4.853

                                   83 of 100

   B.  Information Regarding the Performance of the Trust.
       ---------------------------------------------------

       1. Collections of Receivables.
          ---------------------------

       a. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series. . . . . .    $856,665,058.47

       b. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1998 - V Certificates . . . . . . . . .     $21,193,951.10

       c. The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates . . . . . .     $18,544,707.20

       d. The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest. . . . . . . . .            $18.545

       e. The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . . . . . . .     $10,164,891.30

       f. The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates . . . . . . . . . . . . . . .              $0.00

       g. The amount of Excess Finance Charge
          Collections allocated in respect of the Series
          1998 - V Certificates, if any. . . . . . . . . . .              $0.00

       h. The amount of Excess Principal Collections
          allocated in respect of
          the Series 1998 - V Certificates, if any . . . . .              $0.00

       2. Receivables in Trust.
          ---------------------

       a. Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series) . . . . . $16,129,621,329.17

                                   84 of 100

       b. The amount of Principal Receivables in
          the Trust represented by the Series 1998 - V
          Certificates (the "Adjusted Invested Amount") for
          the Due Period with respect to the current
          Distribution date . . . . . . . . . . . . . . . .   $1,142,857,143.00

       c. The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Adjusted Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . . . . . . .   $1,000,000,000.00

       d. The Invested Amount for the Due Period
          with respect to the current Dis-
          tribution Date. . . . . . . . . . . . . . . . . .   $1,142,857,143.00

       e. The Class A Invested Amount for the Due
          Period with respect to the current
          Distribution date . . . . . . . . . . . . . . . .   $1,000,000,000.00

       f. The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1998 - V  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . .              7.085%

       g. The Invested Percentage with respect to
          Principal Receivables for the Series 1998 - V
          Certificates for the Due Period with respect
          to the current Distribution Date  . . . . . . . .              7.085%

       h. The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . .              87.50%

       i. The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . .              87.50%

       j. The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . .              12.50%

       k. The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . .              12.50%

       3. Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . . . . . . . . . .     $834,622,329.98

                                   85 of 100

       4. Investor Default Amount.
          ------------------------

       a. The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1998 - V
          Certificates (the "Investor Default Amount").

          1. Investor Default Amount . . . . . . . . . . . . .    $6,241,646.58

          2. Recoveries. . . . . . . . . . . . . . . . . . . .      $894,885.86

          3. Net Default Receivables . . . . . . . . . . . . .    $5,346,760.72

       b. The Class A Investor Default Amount

          1. Investor Default Amount . . . . . . . . . . . . .    $5,461,440.76

          2. Recoveries. . . . . . . . . . . . . . . . . . . .      $783,025.12

          3. Net Default Receivables . . . . . . . . . . . . .    $4,678,415.64

       c. The Collateral Investor Default Amount

          1. Investor Default Amount . . . . . . . . . . . . .      $780,205.82

          2. Recoveries. . . . . . . . . . . . . . . . . . . .      $111,860.74

          3. Net Default Receivables . . . . . . . . . . . . .      $668,345.08

       5. Investor Charge-offs.
          ---------------------

       a. The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . . . . . . . . .            $0.00

       b. The amount attributable to Class A Investor
          Charge-Offs, if any, by which the principal balance of the
          Class A Certificates exceeds the
          Class A Adjusted Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date . . . . . . . . . . . . . . . . . . . . . . . . .          $0.00

       c. The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date . . . . . . . . . . . . . . . . . . . . . . . . .          $0.00

       6. Monthly Servicing Fee.
          ----------------------

       a. The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . . . . . . . . . .    $714,285.71

                                   86 of 100

       b. The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . . . . . . . .      $1,190,476.19

       7. Available Cash Collateral Amount.
          ---------------------------------

       a. The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount")  . . . . . . . . . . . .              $0.00

       b. The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date)  . . . . . . . . .     $11,428,572.00

       c. The amount as computed in 7.b as a
          percentage of the Class A Adjusted Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dis-
          tribution Date. . . . . . . . . . . . . . . . . . .            1.143%

       8. Collateral Invested Amount.
          ---------------------------

       a. The Collateral Invested Amount for the
          current Distribution Date . . . . . . . . . . . . .   $142,857,143.00

       b. The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits, and payments on the current
          Distribution Date . . . . . . . . . . . . . . . . .   $142,857,143.00

       9. Total Enhancement.
          ------------------

       a. The total Enhancement for the current
          Distribution Date . . . . . . . . . . . . . . . . .   $154,285,715.00

       b. The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date. . . . . . . . . . . . . . . . . . . . . . . .   $154,285,715.00

                                   87 of 100

   C.  The Pool Factor.
       ----------------

           The Pool Factor (which represents the ratio
           of the Class A Adjusted Invested Amount on the last day
           of the month ending on the Record Date
           adjusted for Class A Investor Charge-Offs set
           forth in B.5.a. above and for the distributions
           of principal set forth in A.2 above to the
           Class A Initial Invested Amount).  The amount
           of a Class A Certificateholder's pro rata share
           of the Class A Invested Amount can be determined
           by multiplying the original denomination of the
           holder's Class A Certificate by the Pool
           Factor . . . . . . . . . . . . . . . . . . . . . .     100.00000000%

   D.  Principal Funding Account.
       --------------------------

       1. The Principal Funding Investment Proceeds
          deposited in the Collection Account for the
          current Distribution Date to be treated as
          Class A Available Funds . . . . . . . . . . . . . .             $0.00

       2. The Excess Principal Funding Investment
          Proceeds for the current Distribution Date  . . . .             $0.00

       3. The Principal Funding Account Balance as of
          the end of day on the current Distribution
          Date. . . . . . . . . . . . . . . . . . . . . . . .             $0.00

       4. The Deficit Controlled Accumulation Amount
          for the preceding Due Period  . . . . . . . . . . .             $0.00

   E.  Reserve Account.
       ----------------

       1. The Reserve Draw Amount for the current
          Distribution Date . . . . . . . . . . . . . . . . .             $0.00

       2. The amount on deposit in the Reserve Account
          as of the end of the day on the current
          Distribution Date (the "Available Reserve
          Account Amount" for the next Distribution Date) . .             $0.00


                             FCC National Bank,
                             Servicer


                                            /s/ James A. Harwood
                             By  _______________________________________________

                             Title:            Vice President

                                   88 of 100

                                                                     Exhibit 28O

              CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                           FCC NATIONAL BANK


            ---------------------------------------------

                   FIRST CHICAGO MASTER TRUST II
                          Series 1999 - W
                          August 6, 1999

            ---------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1999 - W Supplement dated as of March 01, 1999 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


   A.  Information Regarding the Current Distribution
       ----------------------------------------------
       (Stated on the Basis of $1,000 Original Principal Amount).
       ----------------------------------------------------------

       1. The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest .  .  .  .  .  .  .           $4.702

       2. The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest  .  .  .  .  .  .  .  .  .  .  .           $0.000

       3. The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates,
          per $1,000 interest  .  .  .  .  .  .  .  .  .  .  .           $4.702

                                   89 of 100

   B.  Information Regarding the Performance of the Trust.
       ---------------------------------------------------

       1. Collections of Receivables.
          ---------------------------

       a. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series . . . . .     $856,665,058.47

       b. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1999-W Certificates. . . . . . . . . .      $15,895,463.34

       c. The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates. . . . . .      $13,908,530.42

       d. The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest . . . . . . . .             $18.545

       e. The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . .       $7,737,001.81

       f. The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates. . . . . . . . . . . . . . .               $0.00

       g. The amount of Excess Finance Charge
          Collections allocated in respect of the Series
          1999 - W Certificates, if any . . . . . . . . . .               $0.00

       h. The amount of Excess Principal Collections
          allocated in respect of
          the Series 1999 - W Certificates, if any. . . . .               $0.00

       2. Receivables in Trust.
          ---------------------

       a. Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series). . . . .  $16,129,621,329.17

                                   90 of 100

       b. The  amount of Principal Receivables in
          the Trust represented by the Series 1999 - W
          Certificates (the "Adjusted Invested Amount") for
          the Due Period with respect to the current
          Distribution Date. . . . . . . . . . . . . . . .      $857,142,857.00

       c. The  amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Adjusted Invested
          Amount")for the Due Period with respect to the
          current Distribution Date. . . . . . . . . . . .      $750,000,000.00

       d. The Invested  Amount for the Due Period
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . . . . . . .      $857,142,857.00

       e. The Class A Invested  Amount for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . . . . . .      $750,000,000.00

       f. The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1999 - W  Certificates for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . . . . . .               5.314%

       g. The Invested Percentage with respect to
          Principal Receivables for the Series 1999 - W
          Certificates for the Due Period with respect
          to the current Distribution Date . . . . . . . .               5.314%

       h. The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date. . . . . . . . . . . . . . . .               87.50%

       i. The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date. . . . . . . . . . . . . . . .               87.50%

       j. The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date. . . . . . . . . . . . . . . .               12.50%

       k. The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date. . . . . . . . . . . . . . . .               12.50%

       3. Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date . . . . . . . . . . . . . . . . . . . . . .      $834,622,329.98

                                   91 of 100

       4. Investor Default Amount.
          ------------------------

       a. The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1999 - W
          Certificates (the "Investor Default Amount").

          1. Investor Default Amount. . . . . . . . . . . .       $4,681,234.93

          2. Recoveries . . . . . . . . . . . . . . . . . .         $671,164.41

          3. Net Default Receivables. . . . . . . . . . . .       $4,010,070.52

       b. The Class A Investor Default Amount

          1. Investor Default Amount. . . . . . . . . . . .       $4,096,080.57

          2. Recoveries . . . . . . . . . . . . . . . . . .         $587,268.85

          3. Net Default Receivables. . . . . . . . . . . .       $3,508,811.72

       c. The Collateral Investor Default Amount
          1. Investor Default Amount. . . . . . . . . . . .         $585,154.36

          2. Recoveries . . . . . . . . . . . . . . . . . .          $83,895.56

          3. Net Default Receivables. . . . . . . . . . . .         $501,258.80

       5. Investor Charge-offs.
          ---------------------

       a. The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . . . . . . .               $0.00

       b. The amount attributable to Class A Investor
          Charge-Offs, if any, by which the principal balance
          of the Class A Certificates exceeds the
          Class A Adjusted Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . . . . . . .               $0.00

       c. The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . . . . . . .               $0.00

       6. Monthly Servicing Fee.
          ----------------------

       a. The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . . . . . . .         $535,714.29

                                   92 of 100

       b. The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . . . . . . .          $892,857.14

       7. Available Cash Collateral Amount.
          ---------------------------------

       a. The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount"). . . . . . . . . . . .                $0.00

       b. The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all withdrawals,
          deposits and payments to be made on such
          Distribution Date (the "Available Cash Collateral
          Amount" for the next Distribution Date). . . . .         8,571,429.00

       c. The amount as computed in 7.b as a percentage
          of the Class A Adjusted Invested Amount after
          giving effect to all reductions thereof on the
          current Distribution Date. . . . . . . . . . . .               0.000%

       8. Collateral Invested Amount.
          ---------------------------

       a. The Collateral Invested Amount for the current
          Distribution Date. . . . . . . . . . . . . . . .      $107,142,857.00

       b. The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits, and payments on the current
          Distribution Date. . . . . . . . . . . . . . . .      $107,142,857.00

       9. Total Enhancement.
          ------------------

       a. The total Enhancement for the current
          Distribution Date. . . . . . . . . . . . . . . .      $115,714,286.00

       b. The total Enhancement after giving effect
          to all withdrawals, deposits and payments
          on the current Distribution Date . . . . . . . .      $115,714,286.00

                                   93 of 100

   C. The Pool Factor.
      ----------------

         The Pool Factor (which represents the ratio
         of the Class A Adjusted Invested Amount on the last day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount). The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Certificate by the Pool
         Factor . . . . . . . . . . . . . . . . . . . . . .       100.00000000%

   D. Principal Funding Account.
      --------------------------

      1. The Principal Funding Investment Proceeds
         deposited in the Collection Account for the
         current Distribution Date to be treated as
         Class A Available Funds. . . . . . . . . . . . . .               $0.00

      2. The Excess Principal Funding Investment
         Proceeds for the current Distribution Date . . . .               $0.00

      3. The Principal Funding Account Balance as of
         the end of day on the current Distribution
         Date. . .  . . . . . . . . . . . . . . . . . . . .               $0.00

      4. The Deficit Controlled Accumulation Amount
         for the preceding Due Period . . . . . . . . . . .               $0.00

   E. Reserve Account.
      ----------------

      1. The Reserve Draw Amount for the current
         Distribution Date. . . . . . . . . . . . . . . . .               $0.00

      2. The amount on deposit in the Reserve Account
         as of the end of the day on the current
         Distribution Date (the "Available Reserve
         Account Amount" for the next Distribution Date). .               $0.00


                             FCC National Bank,
                             Servicer

                                /s/ James A. Harwood
                             By __________________________________________
                                    James A. Harwood
                             Title:  Vice President

                                   94 of 100

                                                                     Exhibit 28X
              CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                           FCC NATIONAL BANK

           ------------------------------------------------

                   FIRST CHICAGO MASTER TRUST II
                          Series 1999 - X
                          August 6, 1999

           ------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1999 - X Supplement dated as of June 01, 1999 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the August 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

   A.  Information Regarding the Current Distribution
       ----------------------------------------------
       (Stated on the Basis of $1,000 Original Principal Amount).
       ----------------------------------------------------------

       1. The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest. . . . . . . . .              $4.738

       2. The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest . . . . . . . . . . . . . . .              $0.000

       3. The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000 interest . .              $4.738

                                   95 of 100

   B.  Information Regarding the Performance of the Trust.
       ---------------------------------------------------

       1. Collections of Receivables.
          ---------------------------

       a. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series . . . . .     $856,665,058.47

       b. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1999 - X Certificates. . . . . . . . .      $15,895,463.34

       c. The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates. . . . . .      $13,908,530.42

       d. The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest . . . . . . . .             $18.545

       e. The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . .       $7,710,335.15

       f. The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates. . . . . . . . . . . . . . .               $0.00

       g. The amount of Excess Finance Charge
          Collections allocated in respect of the Series
          1999 - X Certificates, if any . . . . . . . . . .               $0.00

       h. The amount of Excess Principal Collections
          allocated in respect of the Series 1999 - X
          Certificates, if any. . . . . . . . . . . . . . .               $0.00

       2. Receivables in Trust.
          ---------------------

       a. Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series). . . . .  $16,129,621,329.17

                                   96 of 100

       b. The amount of Principal Receivables in
          the Trust represented by the Series 1999 - X
          Certificates (the "Adjusted Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . .     $857,142,857.00

       c. The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Adjusted Invested
          Amount") for the Due Period with respect to the
          current Distribution Date . . . . . . . . . . . .     $750,000,000.00

       d. The Invested Amount for the Due Period
          with respect to the current Distribution Date . .     $857,142,857.00

       e. The Class A Invested Amount for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . .     $750,000,000.00

       f. The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1999 - X  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . .              5.314%

       g. The Invested Percentage with respect to
          Principal Receivables for the Series 1999 - X
          Certificates for the Due Period with respect
          to the current Distribution Date. . . . . . . . .              5.314%

       h. The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . .              87.50%

       i. The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . .              87.50%

       j. The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . .              12.50%

       k. The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . . . . . . .              12.50%

       3. Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . . . . . . . . . .     $834,622,329.98

                                   97 of 100

       4. Investor Default Amount.
          ------------------------

       a. The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1999 - X
          Certificates (the "Investor Default Amount").

          1. Investor Default Amount . . . . . . . . . . .        $4,681,234.93
          2. Recoveries. . . . . . . . . . . . . . . . . .          $671,164.41
          3. Net Default Receivables . . . . . . . . . . .        $4,010,070.52

       b. The Class A Investor Default Amount

          1. Investor Default Amount . . . . . . . . . . .        $4,096,080.57
          2. Recoveries. . . . . . . . . . . . . . . . . .          $587,268.85
          3. Net Default Receivables . . . . . . . . . . .        $3,508,811.72

       c. The Collateral Investor Default Amount

          1. Investor Default Amount . . . . . . . . . . .          $585,154.36
          2. Recoveries. . . . . . . . . . . . . . . . . .           $83,895.56
          3. Net Default Receivables . . . . . . . . . . .          $501,258.80

       5. Investor Charge-offs.
          ---------------------

       a. The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . . . . . . .                $0.00

       b. The amount attributable to Class A Investor
          Charge-Offs, if any, by which the principal balance
          of the Class A Certificates exceeds the
          Class A Adjusted Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date . . . . . . . . . . . . . . . . . . . . . .                $0.00

       c. The amount of the Collateral Charge-Offs,
          if any, for the Due Period with respect
          to the current Distribution Date . . . . . . . .                $0.00

       6. Monthly Servicing Fee.
          ----------------------

       a. The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . . . . . . .          $535,714.29

                                   98 of 100

       b. The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . . . . . . .         $892,857.14

       7. Available Cash Collateral Amount.
          ---------------------------------

       a. The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . . . . . . . . .               $0.00

       b. The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all withdrawals,
          deposits and payments to be made on such
          Distribution Date (the "Available Cash Collateral
          Amount" for the next Distribution Date) . . . . .               $0.00

       c. The amount as computed in 7.b as a
          percentage of the Class A Adjusted Invested
          Amount after giving effect to all reductions
          thereof on the current Distribution Date. . . . .              0.000%

       8. Collateral Invested Amount.
          ---------------------------

       a. The Collateral Invested Amount for the
          current Distribution Date . . . . . . . . . . . .     $107,142,857.00

       b. The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits, and payments on the current
          Distribution Date . . . . . . . . . . . . . . . .     $107,142,857.00

       9. Total Enhancement.
          ------------------

       a. The total Enhancement for the current
          Distribution Date . . . . . . . . . . . . . . . .     $115,714,286.00

       b. The total Enhancement after giving effect
          to all withdrawals, deposits and
          payments on the current Distribution
          Date. . . . . . . . . . . . . . . . . . . . . . .     $115,714,286.00

                                   99 of 100

   C. The Pool Factor.
      ----------------

         The Pool Factor (which represents the ratio
         of the Class A Adjusted Invested Amount on the last day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount). The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Certificate by the Pool
         Factor . . . . . . . . . . . . . . . . . . . . . .       100.00000000%

   D. Principal Funding Account.
      --------------------------

      1. The Principal Funding Investment Proceeds
         deposited in the Collection Account for the
         current Distribution Date to be treated as
         Class A Available Funds. . . . . . . . . . . . . .               $0.00

      2. The Excess Principal Funding Investment
         Proceeds for the current Distribution Date . . . .               $0.00

      3. The Principal Funding Account Balance as of
         the end of day on the current Distribution
         Date . . . . . . . . . . . . . . . . . . . . . . .               $0.00

      4. The Deficit Controlled Accumulation Amount
         for the preceding Due Period . . . . . . . . . . .               $0.00

   E. Reserve Account.
      ----------------

      1. The Reserve Draw Amount for the current
         Distribution Date. . . . . . . . . . . . . . . . .               $0.00

      2. The amount on deposit in the Reserve Account
         as of the end of the day on the current
         Distribution Date (the "Available Reserve
         Account Amount" for the next Distribution Date). .               $0.00


                             FCC National Bank,
                             Servicer


                             By     /s/ James A. Harwood
                                -------------------------------------
                             Title:     Vice President

                                  100 of 100